UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03395
                                   ---------

                     FRANKLIN FEDERAL TAX-FREE INCOME FUND
                     -------------------------------------
              (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               -----------------------------------------------
              (Address of principal executive offices) (Zip code)

        CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                                  APRIL 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       ANNUAL REPORT AND SHAREHOLDER LETTER         TAX-FREE INCOME
--------------------------------------------------------------------------------
                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                FRANKLIN FEDERAL                    FASTER VIA EMAIL?
              TAX-FREE INCOME FUND
                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                                 Franklin Templeton Investments

                                 GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

ANNUAL REPORT

Franklin Federal Tax-Free Income Fund .....................................    7

Performance Summary .......................................................   12

Your Fund's Expenses ......................................................   17

Financial Highlights and Statement of Investments .........................   19

Financial Statements ......................................................   55

Notes to Financial Statements .............................................   59

Report of Independent Registered Public Accounting Firm ...................   67

Tax Designation ...........................................................   68

Meeting of Shareholders ...................................................   69

Board Members and Officers ................................................   73

Shareholder Information ...................................................   78

--------------------------------------------------------------------------------

Shareholder Letter

Dear Shareholder:

During the one-year period ended April 30, 2007, the U.S. economy continued to grow at a relatively healthy pace. Growth was supported by relatively low core inflation, a decline in oil prices, some improving economic data and generally positive corporate earnings reports. Counterbalancing these positive factors were rising short-term interest rates, mixed inflation signals and concerns about a national housing market decline and its potential spillover effects. Although the nation's trade deficit continued to grow, the federal budget deficit shrank in the 2006 fiscal year because corporate and income tax payments were larger than expected. According to the Congressional Budget Office, the federal budget deficit for fiscal year 2007 is expected to be less than 2% of gross domestic product, lower than in fiscal year 2006.

The Federal Reserve Board (Fed) raised the federal funds target rate in June 2006, bringing it to 5.25%. However, the Fed has held rates steady since then and remained noncommittal about the outlook for future rate actions. Fed Chairman Bernanke has voiced his intention to analyze all economic data before deciding on the Fed's next course of action. The 10-year Treasury yield decreased from 5.07% to 4.63% over the period.

Oil prices were volatile and ended the period at $66 per barrel, a significant decline from the closing high of $77 per barrel in July 2006. Many of the factors that had caused higher volatility and prices, such as anticipated high hurricane

--------------------------------------------------------------------------------

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Log in at franklintempleton.com and click on eDelivery. Shareholders who are
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accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------

                                               Not part of the annual report | 1
activity, British Petroleum's Alaska pipeline's partial closure and the conflict between Israel and Hezbollah in Lebanon, either did not materialize or decreased in intensity during the reporting period. As a result, oil prices fell approximately 14% from their highs; however, tensions in the Middle East continued. If oil prices were to continue to decline, inflationary pressures could also be expected to subside somewhat and overall interest rates could decline.

At period-end, the future direction for interest rates and the fixed income market is still somewhat unclear. Some evidence suggests that the economy might slow, which could cause inflation expectations and longer-term interest rates to decline. Other evidence implies that inflation, indicated by data such as unit labor costs, might actually be increasing beyond the Fed's comfort level, which could lead to higher interest rates. Partly in response to this uncertainty, Chairman Bernanke decided to suspend the Fed's string of 17 consecutive rate increases and assess new data as it is released. We think Chairman Bernanke is right to consider and analyze new data to gauge the economy's direction before he decides what the Fed should do with short-term rates.

In the enclosed annual report for Franklin Federal Tax-Free Income Fund, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

We continue to recommend investors consult their financial advisors and review their portfolios to design a strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.


2 | Not part of the annual report

We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/  Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

                                               Not part of the annual report | 3

Special Feature

UNDERSTANDING INTEREST RATES

HAVE YOU EVER WONDERED WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES. 1 EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.    WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate), which is the rate banks charge other banks for overnight loans. This rate in turn, influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate to keep inflation in check or to help stimulate the economy.

      Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market driven and tend to move in anticipation of changes in the economy and inflation.

Q.    WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

      If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did from 2004 through mid-2006.

      It should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose substantially from 2004 through 2006, long-term rates, despite some fluctuations, experienced only a slight increase.

1. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Q & A


4 | Not part of the annual report

                                                                           Q & A

Q.    HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. When rates go up, newly issued bonds come to market with higher yields than existing bonds. The newly issued bonds become more attractive than comparable existing bonds with lower yields, so investors who want to sell their existing bonds have to reduce their prices to make them equally attractive. So when interest rates rise, bond prices fall and, conversely, when rates decline, bond prices tend to rise in value.

[GRAPHIC OMITTED]

      Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly, funds with shorter-term municipal bonds are typically more influenced by short-term interest rate changes than funds with longer-term municipal bonds.

Q.    HOW DO INTEREST RATE CHANGES AFFECT MY TAX-FREE INCOME FUND'S TOTAL
      RETURN?

A. Total return includes price movement (capital appreciation or depreciation) and income. While interest rate changes will cause tax-free income fund prices to fluctuate, it's important to remember that as a tax-free income fund shareholder, you also receive monthly tax-free income. Historically, income has contributed the largest component of total return for municipal bonds. 2 And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

2. Source: Lehman Brothers Municipal Bond Index, 12/31/06. Total return includes compounded income and capital appreciation over the 20-year period ended 12/31/06. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                               Not part of the annual report | 5

Q.    HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline over time.

      Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they may be able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income. 1

      We carefully select bonds for our fund portfolios that we believe will provide a high level of stable income over the long term. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our portfolios.

      Our straightforward, "plain-vanilla" approach to investing means we don't try to time the market or predict interest rate movements. Similarly, we don't use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile.

      Our investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.    WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. The key reasons to own tax-free income funds don't change with market conditions. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

Q & A

6 | Not part of the annual report

Annual Report

Franklin Federal Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 4/30/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .................................................................      65.3%
AA ..................................................................       9.9%
A ...................................................................       6.4%
BBB .................................................................      10.4%
Below Investment Grade ..............................................       1.3%
Not Rated by S&P ....................................................       6.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                       MOODY'S               INTERNAL
AAA or Aaa                       3.4%                   0.3%
AA or Aa                         0.5%                     --
A                                0.8%                     --
BBB or Baa                       0.4%                   0.1%
Below Investment Grade           0.1%                   1.1%
------------------------------------------------------------
Total                            5.2%                   1.5%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Federal Tax-Free Income Fund's annual report for the fiscal year ended April 30, 2007.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                                               Annual Report | 7

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS 2

------------------------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                    ----------------------------------------------------------------------------
MONTH                    CLASS A              CLASS B           CLASS C        ADVISOR CLASS
------------------------------------------------------------------------------------------------
May 2006                4.38 cents           3.81 cents        3.81 cents        4.47 cents
------------------------------------------------------------------------------------------------
June 2006               4.38 cents           3.84 cents        3.84 cents        4.48 cents
------------------------------------------------------------------------------------------------
July 2006               4.38 cents           3.84 cents        3.84 cents        4.47 cents
------------------------------------------------------------------------------------------------
August 2006             4.60 cents           4.06 cents        4.06 cents        4.69 cents
------------------------------------------------------------------------------------------------
September 2006          4.60 cents           4.04 cents        4.05 cents        4.69 cents
------------------------------------------------------------------------------------------------
October 2006            4.60 cents           4.04 cents        4.05 cents        4.69 cents
------------------------------------------------------------------------------------------------
November 2006           4.60 cents           4.04 cents        4.05 cents        4.69 cents
------------------------------------------------------------------------------------------------
December 2006           4.60 cents           4.03 cents        4.03 cents        4.69 cents
------------------------------------------------------------------------------------------------
January 2007            4.60 cents           4.03 cents        4.03 cents        4.69 cents
------------------------------------------------------------------------------------------------
February 2007           4.60 cents           4.03 cents        4.03 cents        4.69 cents
------------------------------------------------------------------------------------------------
March 2007              4.60 cents           4.02 cents        4.03 cents        4.69 cents
------------------------------------------------------------------------------------------------
April 2007              4.60 cents           4.02 cents        4.03 cents        4.69 cents
------------------------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.99 on April 30, 2006, to $12.11 on April 30, 2007. The Fund's Class A shares paid dividends totaling 54.54 cents per share for the reporting period. 2 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.36% based on an annualization of April's 4.6 cent per share dividend and the maximum offering price of $12.65 on April 30, 2007. An investor in the 2007 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 6.71% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

MUNICIPAL BOND MARKET OVERVIEW

For the 12 months ended April 30, 2007, the municipal bond market continued to deliver positive performance despite Federal Reserve Board (Fed) interest rate hikes, inflation concerns, volatile oil prices, mixed market expectations and uncertainty regarding future economic growth. Intermediate- and longer-term municipal yields tracked declining Treasury yields over the period. Global equity market volatility and uncertainty regarding the impact of subprime mortgage

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


8 | Annual Report
defaults on the housing market, economy, and Fed policy resulted in a flight to quality as many investors moved from equities to bonds. Largely as a result, intermediate- and long-term yields fell. The Lehman Brothers Municipal Bond Index returned +5.78% for the period, while the Lehman Brothers U.S. Treasury Index returned +6.86%. 3

During the reporting period, short-term interest rates increased as the Fed raised the federal funds target rate from 4.75% to 5.25% in two successive hikes in May and June 2006. Since then, the Fed has maintained the short-term rate at 5.25% with an inflation risk bias, stating it is more concerned with a potential for increased inflation than a slowing economy. Many market participants appeared to expect that the Fed was more likely to lower the federal funds target rate than raise it. This sentiment was reflected by an inversion in the shorter-maturity portion of the Treasury yield curve (spread between short-term and long-term yields) during the reporting period. On April 30, 2007, the 2-year Treasury yielded 4.60%, the 10-year 4.63% and the 30-year 4.81%. Yields decreased 27, 44 and 35 basis points, respectively, for the one-year period (100 basis points equal one percentage point).

During the period, the yield curve was generally flat or inverted, nominal yields were low and credit spreads (the difference in yield between higher-grade and lower-grade securities) narrowed. In this environment, the interest rate premium decreased for assuming additional risk in the fixed income market, and non-traditional municipal buyers seemed to focus on the municipal bond market. Non-traditional or cross-over buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. With historically favorable intermediate- and longer-term municipal yields versus Treasury yields, and a positive sloping yield curve (though flatter than usual), municipal bonds offered favorable relative value for traditional and cross-over fixed income investors. As a result, demand was consistently strong for intermediate- to longer-term municipal bonds over the period, which drove

3. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                                               Annual Report | 9

PORTFOLIO BREAKDOWN
4/30/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                28.7%
--------------------------------------------------------------------------------
Utilities                                                                  16.1%
--------------------------------------------------------------------------------
Transportation                                                             13.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     10.4%
--------------------------------------------------------------------------------
General Obligation                                                          8.4%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        5.5%
--------------------------------------------------------------------------------
Higher Education                                                            4.6%
--------------------------------------------------------------------------------
Other Revenue                                                               4.2%
--------------------------------------------------------------------------------
Corporate-Backed                                                            1.8%
--------------------------------------------------------------------------------
Housing                                                                     1.5%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

performance and contributed to further flattening of the municipal yield curve. According to Municipal Market Data, the 2-year yield was unchanged, while 10-year and 30-year yields fell 28 and 40 basis points. 4

Generally low interest rates continued to motivate municipal issuers to access the debt market to finance their capital needs. In 2006, new issuance was approximately $388 billion, which was the second-highest volume after the $408 billion issued in 2005. 5 So far in 2007, supply has been unusually large with new municipal issuance up 40%. 5 Refunding deals, in which issuers take advantage of lower rates to finance higher yielding outstanding debt, were 61% higher than during the first four months of 2006. 5 However, issuance for new capital projects increased 7%. 5 Strong demand from traditional buyers such as mutual funds, individuals and insurance companies combined with large participation of cross-over buyers enabled the municipal bond market to absorb the comparatively large amount of new issuance throughout the reporting period.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income. The Fund's credit quality improved during the year under review as we found value in AAA-rated insured bonds. Credit spreads tightened to the point where we felt investors were not being adequately compensated for higher credit risk.

4.    Source: Thomson Financial.

5.    Source: THE BOND BUYER.


10 | Annual Report

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 11

Performance Summary as of 4/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKTIX)                           CHANGE       4/30/07      4/30/06
------------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.12        $12.11       $11.99
------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-4/30/07)
------------------------------------------------------------------------------------
Dividend Income                      $0.5454
------------------------------------------------------------------------------------
CLASS B (SYMBOL: FFTBX)                           CHANGE       4/30/07      4/30/06
------------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.12        $12.10       $11.98
------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-4/30/07)
------------------------------------------------------------------------------------
Dividend Income                      $0.4780
------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRFTX)                           CHANGE       4/30/07      4/30/06
------------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.12        $12.11       $11.99
------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-4/30/07)
------------------------------------------------------------------------------------
Dividend Income                      $0.4785
------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FAFTX)                     CHANGE       4/30/07      4/30/06
------------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.12        $12.12       $12.00
------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-4/30/07)
------------------------------------------------------------------------------------
Dividend Income                      $0.5563
------------------------------------------------------------------------------------


12 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------------
CLASS A                                                             1-YEAR       5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                           +5.66%      +29.52%          +69.35%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                       +1.19%       +4.41%           +4.95%
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                                  +0.94%       +4.64%           +5.00%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              4.36%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.71%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.44%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.29%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                0.61%
--------------------------------------------------------------------------------------------------------------
CLASS B                                                            1-YEAR       5-YEAR     INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                           +5.08%      +25.86%          +41.76%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                       +1.08%       +4.37%           +4.28%
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                                  +0.80%       +4.64%           +4.29%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.99%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.14%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.04%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       4.68%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                1.17%
--------------------------------------------------------------------------------------------------------------
CLASS C                                                             1-YEAR       5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                           +5.08%      +25.95%          +60.11%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                       +4.08%       +4.72%           +4.82%
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                                  +3.80%       +4.95%           +4.87%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.99%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.14%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.04%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       4.68%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                1.17%
--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 8                                                    1-YEAR       5-YEAR           10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                           +5.76%      +30.07%          +70.22%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                       +5.76%       +5.40%           +5.46%
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                                  +5.48%       +5.64%           +5.52%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              4.64%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           7.14%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.68%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.66%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                0.52%
--------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS A                       4/30/07
--------------------------------------
1-Year                         +1.19%
--------------------------------------
5-Year                         +4.41%
--------------------------------------
10-Year                        +4.95%
--------------------------------------

CLASS A (5/1/97-4/30/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Franklin Federal        Lehman Brothers
        Date             Tax-Free Income Fund   Municipal Bond Index 9        CPI 9
---------------------------------------------------------------------------------------
       5/1/1997                $ 9,574                 $10,000                $10,000
      5/31/1997                $ 9,693                 $10,151                $ 9,994
      6/30/1997                $ 9,789                 $10,259                $10,006
      7/31/1997                $10,016                 $10,543                $10,019
      8/31/1997                $ 9,957                 $10,444                $10,037
      9/30/1997                $10,071                 $10,568                $10,062
     10/31/1997                $10,135                 $10,636                $10,087
     11/30/1997                $10,192                 $10,699                $10,081
     12/31/1997                $10,324                 $10,855                $10,069
      1/31/1998                $10,404                 $10,966                $10,087
      2/28/1998                $10,418                 $10,970                $10,106
      3/31/1998                $10,440                 $10,980                $10,125
      4/30/1998                $10,428                 $10,930                $10,144
      5/31/1998                $10,561                 $11,103                $10,162
      6/30/1998                $10,609                 $11,147                $10,175
      7/31/1998                $10,640                 $11,175                $10,187
      8/31/1998                $10,767                 $11,347                $10,200
      9/30/1998                $10,868                 $11,489                $10,212
     10/31/1998                $10,864                 $11,488                $10,237
     11/30/1998                $10,905                 $11,529                $10,237
     12/31/1998                $10,937                 $11,558                $10,231
      1/31/1999                $11,031                 $11,695                $10,256
      2/28/1999                $11,009                 $11,644                $10,268
      3/31/1999                $11,041                 $11,660                $10,300
      4/30/1999                $11,064                 $11,689                $10,375
      5/31/1999                $11,024                 $11,622                $10,375
      6/30/1999                $10,881                 $11,454                $10,375
      7/31/1999                $10,904                 $11,496                $10,406
      8/31/1999                $10,789                 $11,404                $10,431
      9/30/1999                $10,785                 $11,409                $10,481
     10/31/1999                $10,642                 $11,285                $10,499
     11/30/1999                $10,730                 $11,405                $10,506
     12/31/1999                $10,631                 $11,320                $10,506
      1/31/2000                $10,561                 $11,271                $10,537
      2/29/2000                $10,687                 $11,402                $10,599
      3/31/2000                $10,910                 $11,651                $10,687
      4/30/2000                $10,857                 $11,582                $10,693
      5/31/2000                $10,804                 $11,522                $10,705
      6/30/2000                $11,048                 $11,827                $10,762
      7/31/2000                $11,187                 $11,992                $10,787
      8/31/2000                $11,347                 $12,177                $10,787
      9/30/2000                $11,312                 $12,113                $10,843
     10/31/2000                $11,415                 $12,245                $10,861
     11/30/2000                $11,488                 $12,338                $10,868
     12/31/2000                $11,710                 $12,643                $10,861
      1/31/2001                $11,793                 $12,768                $10,930
      2/28/2001                $11,848                 $12,809                $10,974
      3/31/2001                $11,940                 $12,923                $10,999
      4/30/2001                $11,841                 $12,783                $11,042
      5/31/2001                $11,955                 $12,921                $11,092
      6/30/2001                $12,038                 $13,007                $11,111
      7/31/2001                $12,224                 $13,200                $11,080
      8/31/2001                $12,411                 $13,418                $11,080
      9/30/2001                $12,320                 $13,373                $11,130
     10/31/2001                $12,436                 $13,532                $11,092
     11/30/2001                $12,366                 $13,418                $11,074
     12/31/2001                $12,252                 $13,291                $11,030
      1/31/2002                $12,410                 $13,521                $11,055
      2/28/2002                $12,527                 $13,684                $11,099
      3/31/2002                $12,337                 $13,416                $11,161
      4/30/2002                $12,518                 $13,678                $11,223
      5/31/2002                $12,604                 $13,761                $11,223
      6/30/2002                $12,711                 $13,907                $11,230
      7/31/2002                $12,819                 $14,086                $11,242
      8/31/2002                $12,927                 $14,255                $11,280
      9/30/2002                $13,144                 $14,567                $11,298
     10/31/2002                $12,906                 $14,326                $11,317
     11/30/2002                $12,893                 $14,266                $11,317
     12/31/2002                $13,133                 $14,567                $11,292
      1/31/2003                $13,109                 $14,530                $11,342
      2/28/2003                $13,273                 $14,734                $11,429
      3/31/2003                $13,261                 $14,742                $11,498
      4/30/2003                $13,359                 $14,840                $11,473
      5/31/2003                $13,693                 $15,187                $11,454
      6/30/2003                $13,667                 $15,123                $11,467
      7/31/2003                $13,167                 $14,594                $11,479
      8/31/2003                $13,276                 $14,702                $11,523
      9/30/2003                $13,624                 $15,135                $11,561
     10/31/2003                $13,609                 $15,058                $11,548
     11/30/2003                $13,777                 $15,215                $11,517
     12/31/2003                $13,899                 $15,341                $11,504
      1/31/2004                $14,022                 $15,429                $11,561
      2/29/2004                $14,215                 $15,661                $11,623
      3/31/2004                $14,223                 $15,607                $11,698
      4/30/2004                $13,904                 $15,237                $11,735
      5/31/2004                $13,841                 $15,182                $11,804
      6/30/2004                $13,885                 $15,237                $11,841
      7/31/2004                $14,058                 $15,438                $11,823
      8/31/2004                $14,292                 $15,747                $11,829
      9/30/2004                $14,383                 $15,831                $11,854
     10/31/2004                $14,523                 $15,967                $11,916
     11/30/2004                $14,460                 $15,835                $11,923
     12/31/2004                $14,649                 $16,029                $11,879
      1/31/2005                $14,827                 $16,179                $11,904
      2/28/2005                $14,811                 $16,125                $11,973
      3/31/2005                $14,759                 $16,023                $12,066
      4/30/2005                $14,963                 $16,276                $12,147
      5/31/2005                $15,082                 $16,391                $12,135
      6/30/2005                $15,177                 $16,492                $12,141
      7/31/2005                $15,148                 $16,418                $12,197
      8/31/2005                $15,257                 $16,584                $12,260
      9/30/2005                $15,139                 $16,472                $12,409
     10/31/2005                $15,059                 $16,372                $12,434
     11/30/2005                $15,140                 $16,450                $12,335
     12/31/2005                $15,272                 $16,592                $12,285
      1/31/2006                $15,303                 $16,637                $12,378
      2/28/2006                $15,423                 $16,748                $12,403
      3/31/2006                $15,339                 $16,633                $12,472
      4/30/2006                $15,344                 $16,627                $12,578
      5/31/2006                $15,400                 $16,701                $12,640
      6/30/2006                $15,354                 $16,638                $12,665
      7/31/2006                $15,540                 $16,836                $12,703
      8/31/2006                $15,742                 $17,086                $12,728
      9/30/2006                $15,841                 $17,205                $12,665
     10/31/2006                $15,954                 $17,313                $12,597
     11/30/2006                $16,093                 $17,457                $12,578
     12/31/2006                $16,048                 $17,396                $12,597
      1/31/2007                $16,029                 $17,351                $12,635
      2/28/2007                $16,210                 $17,580                $12,703
      3/31/2007                $16,165                 $17,536                $12,818
      4/30/2007                $16,213                 $17,588                $12,902

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS B                        4/30/07
--------------------------------------
1-Year                         +1.08%
--------------------------------------
5-Year                         +4.37%
--------------------------------------
Since Inception (1/1/99)       +4.28%
--------------------------------------

CLASS B (1/1/99-4/30/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Franklin Federal        Lehman Brothers
      Date              Tax-Free Income Fund   Municipal Bond Index 9        CPI 9
---------------------------------------------------------------------------------------
    1/1/1999                   $10,000                 $10,000                $10,000
   1/31/1999                   $10,086                 $10,119                $10,024
   2/28/1999                   $10,054                 $10,075                $10,037
   3/31/1999                   $10,079                 $10,089                $10,067
   4/30/1999                   $10,096                 $10,114                $10,140
   5/31/1999                   $10,055                 $10,055                $10,140
   6/30/1999                   $ 9,920                 $ 9,911                $10,140
   7/31/1999                   $ 9,935                 $ 9,947                $10,171
   8/31/1999                   $ 9,826                 $ 9,867                $10,195
   9/30/1999                   $ 9,817                 $ 9,871                $10,244
  10/31/1999                   $ 9,682                 $ 9,764                $10,262
  11/30/1999                   $ 9,766                 $ 9,868                $10,268
  12/31/1999                   $ 9,672                 $ 9,794                $10,268
   1/31/2000                   $ 9,603                 $ 9,752                $10,299
   2/29/2000                   $ 9,706                 $ 9,865                $10,360
   3/31/2000                   $ 9,903                 $10,081                $10,445
   4/30/2000                   $ 9,859                 $10,021                $10,451
   5/31/2000                   $ 9,806                 $ 9,969                $10,464
   6/30/2000                   $10,014                 $10,233                $10,519
   7/31/2000                   $10,136                 $10,375                $10,543
   8/31/2000                   $10,276                 $10,535                $10,543
   9/30/2000                   $10,240                 $10,481                $10,598
  10/31/2000                   $10,328                 $10,595                $10,616
  11/30/2000                   $10,389                 $10,675                $10,622
  12/31/2000                   $10,585                 $10,939                $10,616
   1/31/2001                   $10,656                 $11,047                $10,683
   2/28/2001                   $10,700                 $11,082                $10,726
   3/31/2001                   $10,778                 $11,182                $10,750
   4/30/2001                   $10,693                 $11,060                $10,793
   5/31/2001                   $10,782                 $11,179                $10,842
   6/30/2001                   $10,861                 $11,254                $10,860
   7/31/2001                   $11,015                 $11,421                $10,830
   8/31/2001                   $11,178                 $11,609                $10,830
   9/30/2001                   $11,092                 $11,570                $10,879
  10/31/2001                   $11,191                 $11,708                $10,842
  11/30/2001                   $11,131                 $11,609                $10,824
  12/31/2001                   $11,015                 $11,499                $10,781
   1/31/2002                   $11,151                 $11,699                $10,805
   2/28/2002                   $11,251                 $11,840                $10,848
   3/31/2002                   $11,076                 $11,608                $10,909
   4/30/2002                   $11,242                 $11,835                $10,970
   5/31/2002                   $11,304                 $11,907                $10,970
   6/30/2002                   $11,396                 $12,033                $10,976
   7/31/2002                   $11,488                 $12,187                $10,988
   8/31/2002                   $11,580                 $12,334                $11,025
   9/30/2002                   $11,769                 $12,604                $11,043
  10/31/2002                   $11,549                 $12,395                $11,062
  11/30/2002                   $11,533                 $12,343                $11,062
  12/31/2002                   $11,741                 $12,604                $11,037
   1/31/2003                   $11,715                 $12,572                $11,086
   2/28/2003                   $11,856                 $12,748                $11,171
   3/31/2003                   $11,839                 $12,755                $11,239
   4/30/2003                   $11,932                 $12,840                $11,214
   5/31/2003                   $12,214                 $13,140                $11,196
   6/30/2003                   $12,185                 $13,084                $11,208
   7/31/2003                   $11,744                 $12,627                $11,220
   8/31/2003                   $11,826                 $12,721                $11,263
   9/30/2003                   $12,131                 $13,095                $11,300
  10/31/2003                   $12,111                 $13,029                $11,287
  11/30/2003                   $12,255                 $13,165                $11,257
  12/31/2003                   $12,358                 $13,274                $11,245
   1/31/2004                   $12,462                 $13,350                $11,300
   2/29/2004                   $12,627                 $13,551                $11,361
   3/31/2004                   $12,628                 $13,503                $11,434
   4/30/2004                   $12,339                 $13,184                $11,470
   5/31/2004                   $12,278                 $13,136                $11,538
   6/30/2004                   $12,310                 $13,184                $11,574
   7/31/2004                   $12,459                 $13,357                $11,556
   8/31/2004                   $12,660                 $13,625                $11,562
   9/30/2004                   $12,734                 $13,697                $11,586
  10/31/2004                   $12,851                 $13,815                $11,647
  11/30/2004                   $12,787                 $13,701                $11,653
  12/31/2004                   $12,959                 $13,868                $11,611
   1/31/2005                   $13,100                 $13,998                $11,635
   2/28/2005                   $13,091                 $13,951                $11,702
   3/31/2005                   $13,029                 $13,863                $11,794
   4/30/2005                   $13,203                 $14,082                $11,873
   5/31/2005                   $13,302                 $14,182                $11,861
   6/30/2005                   $13,381                 $14,270                $11,867
   7/31/2005                   $13,350                 $14,205                $11,922
   8/31/2005                   $13,440                 $14,348                $11,983
   9/30/2005                   $13,330                 $14,252                $12,129
  10/31/2005                   $13,253                 $14,165                $12,154
  11/30/2005                   $13,318                 $14,233                $12,056
  12/31/2005                   $13,428                 $14,356                $12,007
   1/31/2006                   $13,449                 $14,394                $12,099
   2/28/2006                   $13,548                 $14,491                $12,123
   3/31/2006                   $13,468                 $14,391                $12,190
   4/30/2006                   $13,465                 $14,386                $12,294
   5/31/2006                   $13,508                 $14,450                $12,355
   6/30/2006                   $13,461                 $14,396                $12,379
   7/31/2006                   $13,618                 $14,567                $12,416
   8/31/2006                   $13,790                 $14,783                $12,441
   9/30/2006                   $13,871                 $14,886                $12,379
  10/31/2006                   $13,963                 $14,979                $12,312
  11/30/2006                   $14,078                 $15,104                $12,294
  12/31/2006                   $14,033                 $15,051                $12,312
   1/31/2007                   $14,016                 $15,012                $12,350
   2/28/2007                   $14,175                 $15,210                $12,416
   3/31/2007                   $14,135                 $15,173                $12,529
   4/30/2007                   $14,176                 $15,218                $12,610


14 | Annual Report

CLASS C (5/1/97-4/30/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Franklin Federal        Lehman Brothers
      Date              Tax-Free Income Fund   Municipal Bond Index 9        CPI 9
---------------------------------------------------------------------------------------
       5/1/1997                $10,000                 $10,000                $10,000
      5/31/1997                $10,120                 $10,151                $ 9,994
      6/30/1997                $10,215                 $10,259                $10,006
      7/31/1997                $10,447                 $10,543                $10,019
      8/31/1997                $10,381                 $10,444                $10,037
      9/30/1997                $10,486                 $10,568                $10,062
     10/31/1997                $10,548                 $10,636                $10,087
     11/30/1997                $10,611                 $10,699                $10,081
     12/31/1997                $10,734                 $10,855                $10,069
      1/31/1998                $10,821                 $10,966                $10,087
      2/28/1998                $10,830                 $10,970                $10,106
      3/31/1998                $10,848                 $10,980                $10,125
      4/30/1998                $10,822                 $10,930                $10,144
      5/31/1998                $10,955                 $11,103                $10,162
      6/30/1998                $11,009                 $11,147                $10,175
      7/31/1998                $11,036                 $11,175                $10,187
      8/31/1998                $11,153                 $11,347                $10,200
      9/30/1998                $11,261                 $11,489                $10,212
     10/31/1998                $11,252                 $11,488                $10,237
     11/30/1998                $11,288                 $11,529                $10,237
     12/31/1998                $11,316                 $11,558                $10,231
      1/31/1999                $11,408                 $11,695                $10,256
      2/28/1999                $11,371                 $11,644                $10,268
      3/31/1999                $11,399                 $11,660                $10,300
      4/30/1999                $11,426                 $11,689                $10,375
      5/31/1999                $11,370                 $11,622                $10,375
      6/30/1999                $11,217                 $11,454                $10,375
      7/31/1999                $11,235                 $11,496                $10,406
      8/31/1999                $11,112                 $11,404                $10,431
      9/30/1999                $11,111                 $11,409                $10,481
     10/31/1999                $10,949                 $11,285                $10,499
     11/30/1999                $11,044                 $11,405                $10,506
     12/31/1999                $10,938                 $11,320                $10,506
      1/31/2000                $10,860                 $11,271                $10,537
      2/29/2000                $10,975                 $11,402                $10,599
      3/31/2000                $11,208                 $11,651                $10,687
      4/30/2000                $11,148                 $11,582                $10,693
      5/31/2000                $11,089                 $11,522                $10,705
      6/30/2000                $11,324                 $11,827                $10,762
      7/31/2000                $11,472                 $11,992                $10,787
      8/31/2000                $11,620                 $12,177                $10,787
      9/30/2000                $11,579                 $12,113                $10,843
     10/31/2000                $11,678                 $12,245                $10,861
     11/30/2000                $11,748                 $12,338                $10,868
     12/31/2000                $11,969                 $12,643                $10,861
      1/31/2001                $12,049                 $12,768                $10,930
      2/28/2001                $12,099                 $12,809                $10,974
      3/31/2001                $12,198                 $12,923                $10,999
      4/30/2001                $12,092                 $12,783                $11,042
      5/31/2001                $12,191                 $12,921                $11,092
      6/30/2001                $12,281                 $13,007                $11,111
      7/31/2001                $12,455                 $13,200                $11,080
      8/31/2001                $12,639                 $13,418                $11,080
      9/30/2001                $12,542                 $13,373                $11,130
     10/31/2001                $12,654                 $13,532                $11,092
     11/30/2001                $12,587                 $13,418                $11,074
     12/31/2001                $12,455                 $13,291                $11,030
      1/31/2002                $12,620                 $13,521                $11,055
      2/28/2002                $12,722                 $13,684                $11,099
      3/31/2002                $12,534                 $13,416                $11,161
      4/30/2002                $12,712                 $13,678                $11,223
      5/31/2002                $12,782                 $13,761                $11,223
      6/30/2002                $12,885                 $13,907                $11,230
      7/31/2002                $13,000                 $14,086                $11,242
      8/31/2002                $13,093                 $14,255                $11,280
      9/30/2002                $13,318                 $14,567                $11,298
     10/31/2002                $13,059                 $14,326                $11,317
     11/30/2002                $13,040                 $14,266                $11,317
     12/31/2002                $13,277                 $14,567                $11,292
      1/31/2003                $13,247                 $14,530                $11,342
      2/28/2003                $13,418                 $14,734                $11,429
      3/31/2003                $13,388                 $14,742                $11,498
      4/30/2003                $13,493                 $14,840                $11,473
      5/31/2003                $13,813                 $15,187                $11,454
      6/30/2003                $13,780                 $15,123                $11,467
      7/31/2003                $13,280                 $14,594                $11,479
      8/31/2003                $13,372                 $14,702                $11,523
      9/30/2003                $13,716                 $15,135                $11,561
     10/31/2003                $13,706                 $15,058                $11,548
     11/30/2003                $13,868                 $15,215                $11,517
     12/31/2003                $13,973                 $15,341                $11,504
      1/31/2004                $14,101                 $15,429                $11,561
      2/29/2004                $14,289                 $15,661                $11,623
      3/31/2004                $14,278                 $15,607                $11,698
      4/30/2004                $13,951                 $15,237                $11,735
      5/31/2004                $13,893                 $15,182                $11,804
      6/30/2004                $13,930                 $15,237                $11,841
      7/31/2004                $14,086                 $15,438                $11,823
      8/31/2004                $14,313                 $15,747                $11,829
      9/30/2004                $14,409                 $15,831                $11,854
     10/31/2004                $14,541                 $15,967                $11,916
     11/30/2004                $14,457                 $15,835                $11,923
     12/31/2004                $14,652                 $16,029                $11,879
      1/31/2005                $14,811                 $16,179                $11,904
      2/28/2005                $14,801                 $16,125                $11,973
      3/31/2005                $14,730                 $16,023                $12,066
      4/30/2005                $14,939                 $16,276                $12,147
      5/31/2005                $15,052                 $16,391                $12,135
      6/30/2005                $15,128                 $16,492                $12,141
      7/31/2005                $15,093                 $16,418                $12,197
      8/31/2005                $15,194                 $16,584                $12,260
      9/30/2005                $15,083                 $16,472                $12,409
     10/31/2005                $14,996                 $16,372                $12,434
     11/30/2005                $15,057                 $16,450                $12,335
     12/31/2005                $15,181                 $16,592                $12,285
      1/31/2006                $15,205                 $16,637                $12,378
      2/28/2006                $15,330                 $16,748                $12,403
      3/31/2006                $15,226                 $16,633                $12,472
      4/30/2006                $15,236                 $16,627                $12,578
      5/31/2006                $15,272                 $16,701                $12,640
      6/30/2006                $15,232                 $16,638                $12,665
      7/31/2006                $15,397                 $16,836                $12,703
      8/31/2006                $15,591                 $17,086                $12,728
      9/30/2006                $15,695                 $17,205                $12,665
     10/31/2006                $15,786                 $17,313                $12,597
     11/30/2006                $15,917                 $17,457                $12,578
     12/31/2006                $15,865                 $17,396                $12,597
      1/31/2007                $15,839                 $17,351                $12,635
      2/28/2007                $16,010                 $17,580                $12,703
      3/31/2007                $15,958                 $17,536                $12,818
      4/30/2007                $16,011                 $17,588                $12,902

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS C                         4/30/07
---------------------------------------
1-Year                           +4.08%
---------------------------------------
5-Year                           +4.72%
---------------------------------------
10-Year                          +4.82%
---------------------------------------

ADVISOR CLASS (5/1/97-4/30/07) 8

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Franklin Federal        Lehman Brothers
      Date              Tax-Free Income Fund   Municipal Bond Index 9        CPI 9
---------------------------------------------------------------------------------------
     5/1/1997                  $10,000                 $10,000                $10,000
    5/31/1997                  $10,125                 $10,151                $ 9,994
    6/30/1997                  $10,225                 $10,259                $10,006
    7/31/1997                  $10,462                 $10,543                $10,019
    8/31/1997                  $10,400                 $10,444                $10,037
    9/30/1997                  $10,519                 $10,568                $10,062
   10/31/1997                  $10,587                 $10,636                $10,087
   11/30/1997                  $10,646                 $10,699                $10,081
   12/31/1997                  $10,784                 $10,855                $10,069
    1/31/1998                  $10,868                 $10,966                $10,087
    2/28/1998                  $10,882                 $10,970                $10,106
    3/31/1998                  $10,905                 $10,980                $10,125
    4/30/1998                  $10,892                 $10,930                $10,144
    5/31/1998                  $11,032                 $11,103                $10,162
    6/30/1998                  $11,082                 $11,147                $10,175
    7/31/1998                  $11,114                 $11,175                $10,187
    8/31/1998                  $11,247                 $11,347                $10,200
    9/30/1998                  $11,352                 $11,489                $10,212
   10/31/1998                  $11,348                 $11,488                $10,237
   11/30/1998                  $11,391                 $11,529                $10,237
   12/31/1998                  $11,424                 $11,558                $10,231
    1/31/1999                  $11,522                 $11,695                $10,256
    2/28/1999                  $11,500                 $11,644                $10,268
    3/31/1999                  $11,533                 $11,660                $10,300
    4/30/1999                  $11,557                 $11,689                $10,375
    5/31/1999                  $11,515                 $11,622                $10,375
    6/30/1999                  $11,366                 $11,454                $10,375
    7/31/1999                  $11,389                 $11,496                $10,406
    8/31/1999                  $11,270                 $11,404                $10,431
    9/30/1999                  $11,265                 $11,409                $10,481
   10/31/1999                  $11,116                 $11,285                $10,499
   11/30/1999                  $11,208                 $11,405                $10,506
   12/31/1999                  $11,105                 $11,320                $10,506
    1/31/2000                  $11,031                 $11,271                $10,537
    2/29/2000                  $11,163                 $11,402                $10,599
    3/31/2000                  $11,395                 $11,651                $10,687
    4/30/2000                  $11,340                 $11,582                $10,693
    5/31/2000                  $11,285                 $11,522                $10,705
    6/30/2000                  $11,540                 $11,827                $10,762
    7/31/2000                  $11,686                 $11,992                $10,787
    8/31/2000                  $11,852                 $12,177                $10,787
    9/30/2000                  $11,816                 $12,113                $10,843
   10/31/2000                  $11,923                 $12,245                $10,861
   11/30/2000                  $12,000                 $12,338                $10,868
   12/31/2000                  $12,231                 $12,643                $10,861
    1/31/2001                  $12,319                 $12,768                $10,930
    2/28/2001                  $12,375                 $12,809                $10,974
    3/31/2001                  $12,472                 $12,923                $10,999
    4/30/2001                  $12,369                 $12,783                $11,042
    5/31/2001                  $12,487                 $12,921                $11,092
    6/30/2001                  $12,574                 $13,007                $11,111
    7/31/2001                  $12,768                 $13,200                $11,080
    8/31/2001                  $12,963                 $13,418                $11,080
    9/30/2001                  $12,869                 $13,373                $11,130
   10/31/2001                  $12,990                 $13,532                $11,092
   11/30/2001                  $12,916                 $13,418                $11,074
   12/31/2001                  $12,798                 $13,291                $11,030
    1/31/2002                  $12,963                 $13,521                $11,055
    2/28/2002                  $13,085                 $13,684                $11,099
    3/31/2002                  $12,898                 $13,416                $11,161
    4/30/2002                  $13,087                 $13,678                $11,223
    5/31/2002                  $13,166                 $13,761                $11,223
    6/30/2002                  $13,279                 $13,907                $11,230
    7/31/2002                  $13,404                 $14,086                $11,242
    8/31/2002                  $13,507                 $14,255                $11,280
    9/30/2002                  $13,746                 $14,567                $11,298
   10/31/2002                  $13,486                 $14,326                $11,317
   11/30/2002                  $13,474                 $14,266                $11,317
   12/31/2002                  $13,725                 $14,567                $11,292
    1/31/2003                  $13,702                 $14,530                $11,342
    2/28/2003                  $13,886                 $14,734                $11,429
    3/31/2003                  $13,873                 $14,742                $11,498
    4/30/2003                  $13,978                 $14,840                $11,473
    5/31/2003                  $14,316                 $15,187                $11,454
    6/30/2003                  $14,290                 $15,123                $11,467
    7/31/2003                  $13,780                 $14,594                $11,479
    8/31/2003                  $13,883                 $14,702                $11,523
    9/30/2003                  $14,261                 $15,135                $11,561
   10/31/2003                  $14,245                 $15,058                $11,548
   11/30/2003                  $14,422                 $15,215                $11,517
   12/31/2003                  $14,551                 $15,341                $11,504
    1/31/2004                  $14,681                 $15,429                $11,561
    2/29/2004                  $14,884                 $15,661                $11,623
    3/31/2004                  $14,881                 $15,607                $11,698
    4/30/2004                  $14,560                 $15,237                $11,735
    5/31/2004                  $14,496                 $15,182                $11,804
    6/30/2004                  $14,542                 $15,237                $11,841
    7/31/2004                  $14,713                 $15,438                $11,823
    8/31/2004                  $14,971                 $15,747                $11,829
    9/30/2004                  $15,068                 $15,831                $11,854
   10/31/2004                  $15,203                 $15,967                $11,916
   11/30/2004                  $15,137                 $15,835                $11,923
   12/31/2004                  $15,349                 $16,029                $11,879
    1/31/2005                  $15,524                 $16,179                $11,904
    2/28/2005                  $15,521                 $16,125                $11,973
    3/31/2005                  $15,455                 $16,023                $12,066
    4/30/2005                  $15,682                 $16,276                $12,147
    5/31/2005                  $15,808                 $16,391                $12,135
    6/30/2005                  $15,896                 $16,492                $12,141
    7/31/2005                  $15,867                 $16,418                $12,197
    8/31/2005                  $15,982                 $16,584                $12,260
    9/30/2005                  $15,873                 $16,472                $12,409
   10/31/2005                  $15,791                 $16,372                $12,434
   11/30/2005                  $15,864                 $16,450                $12,335
   12/31/2005                  $16,003                 $16,592                $12,285
    1/31/2006                  $16,036                 $16,637                $12,378
    2/28/2006                  $16,177                 $16,748                $12,403
    3/31/2006                  $16,089                 $16,633                $12,472
    4/30/2006                  $16,096                 $16,627                $12,578
    5/31/2006                  $16,142                 $16,701                $12,640
    6/30/2006                  $16,108                 $16,638                $12,665
    7/31/2006                  $16,291                 $16,836                $12,703
    8/31/2006                  $16,505                 $17,086                $12,728
    9/30/2006                  $16,623                 $17,205                $12,665
   10/31/2006                  $16,729                 $17,313                $12,597
   11/30/2006                  $16,890                 $17,457                $12,578
   12/31/2006                  $16,844                 $17,396                $12,597
    1/31/2007                  $16,826                 $17,351                $12,635
    2/28/2007                  $17,017                 $17,580                $12,703
    3/31/2007                  $16,970                 $17,536                $12,818
    4/30/2007                  $17,022                 $17,588                $12,902

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
ADVISOR CLASS 8                 4/30/07
---------------------------------------
1-Year                           +5.76%
---------------------------------------
5-Year                           +5.40%
---------------------------------------
10-Year                          +5.46%
---------------------------------------


                                                              Annual Report | 15

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/07.

5. Taxable equivalent distribution rate and yield assume the 2007 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +31.98% and +5.58%.

9. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND

EXPENSES WILL DIFFER FROM THOSE IN THIS ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                       VALUE 11/1/06        VALUE 4/30/07      PERIOD* 11/1/06-4/30/07
--------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,016.20                  $3.10
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,021.72                  $3.11
--------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,013.40                  $5.89
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,018.94                  $5.91
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,014.20                  $5.89
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,018.94                  $5.91
--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,017.50                  $2.65
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,022.17                  $2.66
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.62%; B: 1.18%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


18 | Annual Report

Franklin Federal Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                                -----------------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
CLASS A                                               2007           2006           2005           2004           2003
                                                -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $    11.99     $    12.23     $    11.91     $    11.99     $    11.81
                                                -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.55           0.53           0.57           0.58           0.59

 Net realized and unrealized gains (losses) .         0.12          (0.22)          0.31          (0.10)          0.18
                                                -----------------------------------------------------------------------
Total from investment operations ............         0.67           0.31           0.88           0.48           0.77
                                                -----------------------------------------------------------------------
Less distributions from net investment income        (0.55)         (0.55)         (0.56)         (0.56)         (0.59)
                                                -----------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                -----------------------------------------------------------------------
Net asset value, end of year ................   $    12.11     $    11.99     $    12.23     $    11.91     $    11.99
                                                =======================================================================

Total return c ..............................         5.66%          2.55%          7.62%          4.08%          6.72%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................         0.61%          0.61%          0.61%          0.61%          0.61%

Net investment income .......................         4.58%          4.33%          4.72%          4.79%          4.98%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $6,570,140     $6,279,940     $6,324,986     $6,357,878     $6,835,209

Portfolio turnover rate .....................         6.13%          7.98%          6.74%          6.94%         13.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 19

Franklin Federal Tax-Free Income Fund

                                                -----------------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
CLASS B                                               2007           2006           2005           2004           2003
                                                -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $    11.98     $    12.22     $    11.90     $    11.99     $    11.81
                                                -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.49           0.46           0.50           0.51           0.53

 Net realized and unrealized gains (losses) .         0.11          (0.22)          0.31          (0.11)          0.18
                                                -----------------------------------------------------------------------
Total from investment operations ............         0.60           0.24           0.81           0.40           0.71
                                                -----------------------------------------------------------------------
Less distributions from net investment income        (0.48)         (0.48)         (0.49)         (0.49)         (0.53)
                                                -----------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                -----------------------------------------------------------------------
Net asset value, end of year ................   $    12.10     $    11.98     $    12.22     $    11.90     $    11.99
                                                =======================================================================

Total return c ..............................         5.08%          1.99%          7.00%          3.41%          6.13%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................         1.17%          1.17%          1.17%          1.17%          1.17%

Net investment income .......................         4.02%          3.77%          4.16%          4.23%          4.42%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $  225,834     $  260,416     $  289,490     $  298,252     $  293,285

Portfolio turnover rate .....................         6.13%          7.98%          6.74%          6.94%         13.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Federal Tax-Free Income Fund

                                                -----------------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
CLASS C                                               2007           2006           2005           2004           2003
                                                -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $    11.99     $    12.23     $    11.90     $    11.99     $    11.81
                                                -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.49           0.46           0.50           0.51           0.53

 Net realized and unrealized gains (losses) .         0.11          (0.22)          0.32          (0.11)          0.18
                                                -----------------------------------------------------------------------
Total from investment operations ............         0.60           0.24           0.82           0.40           0.71
                                                -----------------------------------------------------------------------
Less distributions from net investment income        (0.48)         (0.48)         (0.49)         (0.49)         (0.53)
                                                -----------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                -----------------------------------------------------------------------
Net asset value, end of year ................   $    12.11     $    11.99     $    12.23     $    11.90     $    11.99
                                                =======================================================================

Total return c ..............................         5.08%          1.99%          7.09%          3.39%          6.15%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................         1.17%          1.17%          1.17%          1.17%          1.17%

Net investment income .......................         4.02%          3.77%          4.16%          4.23%          4.42%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $  449,918     $  403,084     $  371,438     $  373,431     $  394,026

Portfolio turnover rate .....................         6.13%          7.98%          6.74%          6.94%         13.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Federal Tax-Free Income Fund

                                                -----------------------------------------------------------------------
                                                                         YEAR ENDED APRIL 30,
ADVISOR CLASS                                         2007           2006           2005           2004           2003
                                                -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $    12.00     $    12.23     $    11.92     $    12.00     $    11.82
                                                -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.57           0.54           0.58           0.59           0.60

 Net realized and unrealized gains (losses) .         0.11          (0.21)          0.30          (0.10)          0.18
                                                -----------------------------------------------------------------------
Total from investment operations ............         0.68           0.33           0.88           0.49           0.78
                                                -----------------------------------------------------------------------
Less distributions from net investment income        (0.56)         (0.56)         (0.57)         (0.57)         (0.60)
                                                -----------------------------------------------------------------------
Redemption fees .............................           -- c           -- c           -- c           --             --
                                                -----------------------------------------------------------------------
Net asset value, end of year ................   $    12.12     $    12.00     $    12.23     $    11.92     $    12.00
                                                =======================================================================

Total return ................................         5.76%          2.63%          7.71%          4.17%          6.81%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................         0.52%          0.52%          0.52%          0.52%          0.52%

Net investment income .......................         4.67%          4.42%          4.81%          4.88%          5.07%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $  191,387     $  155,857     $  112,032     $   97,303     $   88,142

Portfolio turnover rate .....................         6.13%          7.98%          6.74%          6.94%         13.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, APRIL 30, 2007

------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.5%
MUNICIPAL BONDS 97.5%
ALABAMA 1.4%
Alabama HFA, SFMR, Refunding, Series D-2, GNMA Secured, 5.75%, 10/01/23 ....................   $ 1,230,000   $ 1,248,524
Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%,
 6/01/28 ...................................................................................     7,000,000     7,222,180
Auburn University General Fee Revenue, AMBAC Insured, 5.00%, 6/01/34 .......................    11,025,000    11,511,754
Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. Project, Refunding,
  6.00%, 8/01/29 ...........................................................................    12,000,000    12,472,200
  Series A, 6.70%, 11/01/29 ................................................................     4,000,000     4,246,120
Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
 9/01/14 ...................................................................................     1,445,000     1,492,786
Mobile GO, Refunding and Improvement, wts., AMBAC Insured, 5.00%, 2/15/30 ..................     5,000,000     5,279,700
Montgomery County Public Building Authority Revenue, wts., Facilities Project, MBIA Insured,
 5.00%, 3/01/31 ............................................................................     6,250,000     6,620,000
University of Alabama General Revenue, Series A,
  MBIA Insured, 5.00%, 7/01/29 .............................................................    10,000,000    10,521,400
  MBIA Insured, 5.00%, 7/01/34 .............................................................    11,500,000    12,048,780
  XLCA Insured, 5.00%, 7/01/28 .............................................................     6,065,000     6,431,144
  XLCA Insured, 5.00%, 7/01/32 .............................................................     3,000,000     3,171,600
University of Alabama University Revenues, Hospital, Series A, MBIA Insured, Pre-Refunded,
 5.875%, 9/01/31 ...........................................................................     5,000,000     5,384,800
University of South Alabama University Revenues, Tuition, Capital Improvement, Refunding,
 AMBAC Insured, 5.00%, 12/01/36 ............................................................    11,570,000    12,274,613
                                                                                                             -----------
                                                                                                              99,925,601
                                                                                                             -----------
ALASKA 0.4%
Alaska State HFC Revenue, General Housing, Series A, FGIC Insured, 5.00%,
  12/01/29 .................................................................................     4,000,000     4,184,560
  12/01/30 .................................................................................     3,500,000     3,659,215
Alaska State International Airports Revenues, Series B,
  AMBAC Insured, Pre-Refunded, 5.25%, 10/01/27 .............................................    15,000,000    16,145,400
  MBIA Insured, 5.00%, 10/01/28 ............................................................     5,100,000     5,327,052
                                                                                                             -----------
                                                                                                              29,316,227
                                                                                                             -----------
ARIZONA 2.5%
Downtown Phoenix Hotel Corp. Revenue, Senior Series A, FGIC Insured, 5.00%,
  7/01/29 ..................................................................................    14,465,000    15,221,954
  7/01/36 ..................................................................................    15,000,000    15,729,600
Maricopa County IDA Health Facilities Revenue, Catholic Healthcare West Project,
  Refunding, Series A, 5.00%, 7/01/16 ......................................................    21,515,000    21,941,427
  Series A, Pre-Refunded, 5.00%, 7/01/16 ...................................................     1,485,000     1,488,178
Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .......    19,000,000    19,439,660
Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded, 5.75%,
 1/01/25 ...................................................................................    22,500,000    23,879,250
Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
 Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
  7/01/32 ..................................................................................     6,000,000     5,243,760
  7/01/34 ..................................................................................     5,000,000     4,388,300
  7/01/35 ..................................................................................     9,860,000     8,702,433


                                                              Annual Report | 23

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
ARIZONA (CONTINUED)
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
 Salt River Project,
  Refunding, Series A, 5.125%, 1/01/27 .....................................................   $35,000,000   $ 36,933,050
  Series B, 5.00%, 1/01/25 .................................................................    17,500,000     18,296,600
Scottsdale Municipal Property Corp. Excise Tax Revenue, Series A, Pre-Refunded, 5.00%,
 7/01/34 ...................................................................................     7,500,000      8,098,275
University Medical Center Corp. Revenue, 5.00%, 7/01/35 ....................................     7,000,000      7,169,120
                                                                                                             ------------
                                                                                                              186,531,607
                                                                                                             ------------
ARKANSAS 1.2%
Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured, 5.80%,
 1/01/23 ...................................................................................       150,000        152,490
Arkansas State Development Finance Authority Revenue, White River Medical Center Project,
 5.60%, 6/01/24 ............................................................................     1,200,000      1,228,836
Arkansas State Development Finance Authority SFMR Balloon, MBS Program, Refunding,
 Series B, 6.10%, 1/01/29 ..................................................................        95,000         97,234
Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B, 5.60%,
 6/01/14 ...................................................................................       325,000        326,921
Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
  12/01/16 .................................................................................     2,600,000      2,601,716
  11/01/20 .................................................................................    60,500,000     61,035,425
Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity, St. Vincent's
 Infirmary, MBIA Insured, ETM, 6.05%, 11/01/09 .............................................       125,000        132,121
Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
 AMBAC Insured, 5.80%, 6/01/11 .............................................................       195,000        195,330
University of Arkansas University Revenues,
  AMBAC Insured, 5.00%, 11/01/31 ...........................................................     7,705,000      8,189,721
  Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA Insured,
    5.00%, 11/01/28 ........................................................................     1,000,000      1,056,250
  Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA Insured,
    5.00%, 11/01/34 ........................................................................     9,000,000      9,464,760
  Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/27 .....................     5,000,000      5,219,650
                                                                                                             ------------
                                                                                                               89,700,454
                                                                                                             ------------
CALIFORNIA 7.3%
Alhambra COP, Clubhouse Facility Project, 11.25%,
  1/01/08 ..................................................................................       410,000        414,941
  1/01/09 ..................................................................................       455,000        460,428
  1/01/10 ..................................................................................       500,000        505,875
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
 first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 .........................    24,500,000     27,441,715
California State GO,
  5.90%, 5/01/08 ...........................................................................       235,000        237,717
  6.00%, 5/01/18 ...........................................................................       535,000        540,446
  6.00%, 5/01/20 ...........................................................................       850,000        859,818
  5.90%, 4/01/23 ...........................................................................     1,200,000      1,210,548
  5.125%, 2/01/26 ..........................................................................     7,500,000      7,898,775
  5.25%, 4/01/27 ...........................................................................    17,500,000     18,951,625


24 | Annual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                    AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California State GO, (continued)
    Pre-Refunded, 5.00%, 2/01/32 ..............................................................   $49,000,000   $ 51,920,890
    Refunding, 5.00%, 2/01/24 .................................................................     5,000,000      5,220,200
    Refunding, 5.125%, 6/01/25 ................................................................    25,000,000     26,047,750
    Refunding, 5.00%, 2/01/26 .................................................................    27,000,000     28,024,650
    Refunding, 5.00%, 2/01/26 .................................................................    20,000,000     20,858,400
    Various Purpose, 5.25%, 11/01/25 ..........................................................    16,260,000     17,316,737
    Various Purpose, 5.00%, 8/01/33 ...........................................................    25,000,000     26,161,750
    Various Purpose, 5.50%, 11/01/33 ..........................................................     2,500,000      2,717,075
  California State Public Works Board Lease Revenue, Various University of California Projects,
   Refunding, Series D, 5.00%, 5/01/27 ........................................................    10,000,000     10,524,600
  Foothill/Eastern Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding, zero cpn., 1/15/24 .......................................    65,000,000     24,772,150
    Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 ..........    35,000,000     32,951,450
    Refunding, 5.75%, 1/15/40 .................................................................    20,000,000     20,959,400
  Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
    Pre-Refunded, 5.375%, 6/01/28 .............................................................    50,000,000     52,532,500
    Series 2003 A-1, Pre-Refunded, 6.25%, 6/01/33 .............................................    26,000,000     28,763,280
  Hacienda La Puente USD, GO, Election of 2000, Series B, FSA Insured, 5.00%, 8/01/27 .........     5,000,000      5,242,600
  Los Angeles CRDA Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%,
   1/01/27 ....................................................................................       150,000        150,447
a Los Angeles Regional Airports Improvement Corp. Lease Revenue,
    Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ...................     7,500,000      7,437,225
    United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 ...................     8,400,000      8,139,684
  Los Angeles USD, GO, Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/28 ...................    25,000,000     26,860,250
  Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/25 ..............    10,000,000     10,485,000
  Metropolitan Water District Southern California Waterworks Revenue, Series B-2,
   FGIC Insured, 5.00%, 10/01/27 ..............................................................     9,645,000     10,151,941
  Pajaro Valley USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 ..................     5,285,000      5,689,091
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 .................................    50,000,000     53,378,500
    senior lien, 5.00%, 1/01/33 ...............................................................     5,000,000      5,001,100
    senior lien, ETM, zero cpn., 1/01/23 ......................................................     7,000,000      3,562,370
                                                                                                                ------------
                                                                                                                 543,390,928
                                                                                                                ------------
  COLORADO 3.1%
  Colorado Health Facilities Authority Revenue,
    Catholic Health Initiatives, Series A, Pre-Refunded, 5.00%, 12/01/28 ......................     2,000,000      2,047,460
    Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 .........................................    13,250,000     13,504,002
    Kaiser Permanente, Series B, ETM, 5.35%, 8/01/15 ..........................................    20,200,000     21,370,388
  Colorado Springs Airport Revenue, Series C, zero cpn.,
    1/01/08 ...................................................................................       800,000        775,200
    1/01/11 ...................................................................................     1,450,000      1,225,845
  Colorado Water Resources and Power Development Authority Water Resources Revenue,
   Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 .................    10,000,000     10,593,100
  Denver City and County Airport Revenue,
    Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 ........................................    43,000,000     43,758,520
    System, Refunding, Series A, XLCA Insured, 5.00%, 11/15/25 ................................     8,000,000      8,449,040


                                                              Annual Report | 25

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
COLORADO (CONTINUED)
Denver City and County School District No. 1 COP, Denver School Facilities Leasing Corp.,
  AMBAC Insured, 5.50%, 12/15/08 ...........................................................   $   330,000   $    330,462
Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
 Series A, 6.875%, 10/01/32 ................................................................    47,980,000     49,520,638
Denver Convention Center Hotel Authority Revenue, Senior Series A, XLCA Insured,
 Pre-Refunded, 4.75%, 12/01/28 .............................................................    13,500,000     14,288,265
E-470 Public Highway Authority Revenue, Refunding, Senior Series A, MBIA Insured, 5.00%,
 9/01/21 ...................................................................................    12,715,000     12,881,439
Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured, 5.95%, 4/01/29 ............    10,650,000     11,110,932
Mesa State College Auxiliary Facilities Enterprise Revenue, XLCA Insured, 5.00%,
 5/15/35 ...................................................................................     9,950,000     10,439,441
Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured, 5.125%,
 6/15/31 ...................................................................................     7,500,000      7,891,125
Pueblo County School District No. 060 GO, FGIC Insured, 5.00%, 12/15/22 ....................     5,500,000      5,771,150
Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/34 ...........................    10,000,000     10,527,600
University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%,
 11/15/29 ..................................................................................     8,500,000      8,737,830
                                                                                                             ------------
                                                                                                              233,222,437
                                                                                                             ------------
CONNECTICUT 0.5%
Connecticut State GO, Series D, Pre-Refunded, 5.00%, 11/15/20 ..............................     8,000,000      8,433,680
Connecticut State Health and Educational Facilities Authority Revenue, Yale-New Haven
 Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31 .......................................    10,500,000     11,149,215
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series B,
 AMBAC Insured, Pre-Refunded, 5.00%, 12/01/17 ..............................................    11,870,000     12,653,301
Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
 5.80%, 8/20/39 ............................................................................     2,655,000      2,814,725
                                                                                                             ------------
                                                                                                               35,050,921
                                                                                                             ------------
DISTRICT OF COLUMBIA 1.6%
District of Columbia GO,
  Series A, AMBAC Insured, 5.00%, 6/01/30 ..................................................    22,860,000     24,053,064
  Series A, FGIC Insured, 5.00%, 6/01/28 ...................................................    22,475,000     23,515,817
  Series A, FSA Insured, 5.375%, 6/01/24 ...................................................     3,580,000      3,723,164
  Series A, FSA Insured, Pre-Refunded, 5.375%, 6/01/24 .....................................     1,420,000      1,481,131
  Series E, MBIA Insured, ETM, 6.00%, 6/01/13 ..............................................        15,000         15,028
District of Columbia Revenue,
  Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
    4/01/20 ................................................................................     8,860,000      4,653,538
  Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
    4/01/22 ................................................................................    12,870,000      5,977,986
  Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
    4/01/23 ................................................................................    14,160,000      6,185,088
  Gains-Georgetown University, Capital Appreciation, AMBAC Insured, zero cpn. to 3/31/18,
    5.00% thereafter, 4/01/32 ..............................................................    15,370,000      9,486,825
District of Columbia Tobacco Settlement Financing Corp. Revenue, Refunding, Asset-Backed
 Bonds, 6.50%, 5/15/33 .....................................................................    35,000,000     41,846,000
                                                                                                             ------------
                                                                                                              120,937,641
                                                                                                             ------------


26 | Annual Report

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
                                                                                                   AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA 4.8%
  Broward County School Board COP,
    MBIA Insured, 5.00%, 7/01/28 ..............................................................   $17,415,000   $ 18,182,653
    Series A, FSA Insured, 5.25%, 7/01/24 .....................................................    25,000,000     26,309,250
  Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 ..........................     5,000,000      5,276,300
  Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
   AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ...............................................    10,000,000     10,567,400
  Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
    5.75%, 6/01/22 ............................................................................    10,000,000     10,644,100
    6.00%, 6/01/23 ............................................................................    17,500,000     21,409,325
  Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured, zero cpn.,
    10/01/23 ..................................................................................     5,000,000      2,211,200
    10/01/24 ..................................................................................     3,000,000      1,255,740
  Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 ..............................    10,000,000     10,501,200
  Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 ..............................    13,500,000     14,111,415
  Hillsborough County School Board COP,
    MBIA Insured, 5.00%, 7/01/27 ..............................................................     5,000,000      5,214,900
    Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 .........................................     5,000,000      5,131,900
  Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%, 10/01/30 ..........    20,175,000     20,948,308
  Jacksonville Excise Taxes Revenue, Series A, AMBAC Insured, 5.00%, 10/01/32 .................     6,015,000      6,344,081
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
    10/01/23 ..................................................................................     6,000,000      6,240,240
    10/01/26 ..................................................................................    20,000,000     20,759,800
  Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 ..........................     5,000,000      5,179,700
  Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 .......................    12,000,000     12,567,720
  Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
   CIFG Insured, 5.00%, 10/01/35 ..............................................................    10,645,000     11,135,309
  Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series A,
   CIFG Insured, 5.00%, 10/01/38 ..............................................................    15,000,000     15,414,000
  Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
   MBIA Insured, 5.00%, 6/01/30 ...............................................................    10,630,000     11,096,019
  Miami-Dade County Special Obligation Revenue,
    Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/32 ......................    10,000,000     10,403,900
    Sub Series B, MBIA Insured, zero cpn., 10/01/34 ...........................................     5,500,000      1,284,470
  Orlando and Orange County Expressway Authority Revenue, Series B, AMBAC Insured, 5.00%,
   7/01/28 ....................................................................................    10,630,000     11,098,570
  Orlando Utilities Commission Water and Electric Revenue, Refunding, 5.00%, 10/01/22 .........     7,500,000      7,872,600
  Palm Beach County School Board COP,
    Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ..........................................    25,000,000     25,836,000
    Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 ......................................     5,100,000      5,497,188
  Port St. Lucie GO, MBIA Insured, 5.00%, 7/01/32 .............................................     7,000,000      7,373,240
  South Broward Hospital District Revenue, South Broward Hospital District, Refunding, 4.75%,
   5/01/28 ....................................................................................    10,000,000     10,159,200
b South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group,
   5.00%, 8/15/32 .............................................................................    10,070,000     10,379,753
  St. Lucie County Transportation Revenue, AMBAC Insured, 5.00%, 8/01/27 ......................     5,785,000      6,166,694


                                                              Annual Report | 27

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Tampa Bay Water Utility System Revenue, Series B, FGIC Insured,
  5.00%, 10/01/26 ..........................................................................   $ 5,245,000   $  5,444,258
  5.00%, 10/01/31 ..........................................................................    10,000,000     10,359,400
  Pre-Refunded, 5.00%, 10/01/26 ............................................................     4,755,000      5,010,248
                                                                                                             ------------
                                                                                                              357,386,081
                                                                                                             ------------
GEORGIA 3.9%
Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
  Refunding, Series C, FSA Insured, 5.00%, 1/01/33 .........................................    29,520,000     30,817,404
  Series J, FSA Insured, 5.00%, 1/01/29 ....................................................    10,000,000     10,485,500
Atlanta Airport Revenue, General,
  Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 .....................................    18,295,000     19,311,104
  Series G, FSA Insured, 5.00%, 1/01/30 ....................................................    18,285,000     19,160,486
Atlanta Development Authority Revenue,
  Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24 ............     6,385,000      7,048,976
  Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25 ............     6,955,000      7,698,698
  Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ............     5,000,000      5,548,000
  Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27 ............     5,000,000      5,567,150
  Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%,
    1/01/27 ................................................................................     5,000,000      5,291,250
Atlanta Development Authority Student Housing Revenue, Facilities, Piedmont Ellis LLC,
 Series A, XLCA Insured, 5.00%, 9/01/30 ....................................................    10,000,000     10,549,500
Atlanta Water and Wastewater Revenue,
  FSA Insured, 5.00%, 11/01/34 .............................................................    20,205,000     21,301,525
  Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 .......................................    13,000,000     13,535,470
Clark County Hospital Authority Revenue, Athens Regional Medical Center Project,
 MBIA Insured, 5.00%, 1/01/27 ..............................................................     5,000,000      5,322,850
Cobb County Hospital Authority Revenue, Refunding, AMBAC Insured, 5.00%, 4/01/28 ...........    18,000,000     19,059,120
Columbus Water and Sewer Revenue, FSA Insured, 5.00%, 5/01/30 ..............................     7,140,000      7,586,179
De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 ....................................    12,000,000     12,716,280
Griffin Combined Public Utility Revenue, Refunding and Improvement, AMBAC Insured,
 5.00%, 1/01/25 ............................................................................     5,000,000      5,289,650
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
 Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ..............................    10,000,000     10,644,200
Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 ............    20,000,000     21,484,000
Henry County and Henry County Water and Sewer Authority Revenue, Refunding and
 Improvement, Series A, MBIA Insured, 5.00%, 2/01/26 .......................................     5,770,000      6,103,391
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
 MBIA Insured, Pre-Refunded, 5.00%,
  7/01/23 ..................................................................................    10,150,000     10,817,870
  7/01/25 ..................................................................................    12,160,000     12,960,128
  7/01/26 ..................................................................................    12,800,000     13,642,240
Richmond County Development Authority Educational Facilities Revenue, MCG-PPG Cancer
 Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 .................................     5,000,000      5,291,650
                                                                                                             ------------
                                                                                                              287,232,621
                                                                                                             ------------


28 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
HAWAII 1.1%
Hawaii State Airports System Revenue, Second Series,
  ETM, 6.90%, 7/01/12 ......................................................................   $   500,000   $    544,300
  MBIA Insured, ETM, 6.90%, 7/01/12 ........................................................       400,000        436,084
Hawaii State Department of Budget and Finance Special Purpose Revenue,
  Kaiser Permanente, Series A, ETM, 5.15%, 3/01/15 .........................................     4,000,000      4,116,560
  Wilcox Memorial Hospital Projects, Refunding, 5.25%, 7/01/13 .............................       600,000        618,882
  Wilcox Memorial Hospital Projects, Refunding, 5.35%, 7/01/18 .............................     2,040,000      2,106,728
  Wilcox Memorial Hospital Projects, Refunding, 5.50%, 7/01/28 .............................     2,410,000      2,478,685
Hawaii State GO,
  Refunding, Series BW, 6.375%, 3/01/11 ....................................................        95,000        104,022
  Series BW, ETM, 6.375%, 3/01/11 ..........................................................         5,000          5,479
  Series CA, 6.00%, 1/01/09 ................................................................       100,000        103,618
  Series CT, FSA Insured, Pre-Refunded, 5.875%, 9/01/19 ....................................     5,000,000      5,292,950
Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue, Refunding,
 Series A, FNMA Insured, 5.75%, 7/01/30 ....................................................       400,000        409,176
Honolulu City and County Board of Water Supply Water System Revenue, Refunding, Series A,
 MBIA Insured, 5.00%, 7/01/36 ..............................................................    20,000,000     21,080,800
Honolulu City and County GO,
  Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 ........................................     5,250,000      5,424,352
  Series 1992, ETM, 6.00%, 12/01/14 ........................................................       150,000        172,398
Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 ............     1,185,000      1,186,766
Honolulu City and County Wastewater System Revenue,
  First Bond Resolution, Senior Series, AMBAC Insured, Pre-Refunded, 5.125%,
    7/01/31 ................................................................................     8,000,000      8,445,040
  Second Bond Resolution, Refunding, Junior Series, FGIC Insured, 5.00%, 7/01/23 ...........    10,000,000     10,302,600
  Senior Series A, FGIC Insured, 5.00%, 7/01/30 ............................................    15,000,000     15,831,750
Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ........................       220,000        234,989
                                                                                                             ------------
                                                                                                               78,895,179
                                                                                                             ------------
IDAHO 0.0% c
Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 ........................       210,000        210,330
                                                                                                             ------------
ILLINOIS 4.5%
Aurora Waterworks and Sewer Revenue, XLCA Insured, 4.75%, 12/01/36 .........................     7,765,000      7,863,305
Chicago COP, AMBAC Insured, 7.75%, 7/15/11 .................................................     9,200,000     10,249,904
Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, ETM, 5.75%,
 1/01/23 ...................................................................................     8,955,000     10,725,672
Chicago Sales Tax Revenue, FGIC Insured, Pre-Refunded, 5.375%, 1/01/27 .....................     3,060,000      3,153,973
Chicago SFMR, Collateral, Series A, GNMA Secured, 7.25%, 9/01/28 ...........................         5,000          5,025
Illinois Development Finance Authority Hospital Revenue,
  Adventist Health System, Sunbelt Obligation, Pre-Refunded, 5.65%, 11/15/24 ...............     6,030,000      6,360,746
  Adventist Health System, Sunbelt Obligation, Pre-Refunded, 5.50%, 11/15/29 ...............    20,000,000     21,025,000
  Sisters of St. Francis Health Services, Refunding, MBIA Insured, Pre-Refunded, 5.375%,
    11/01/27 ...............................................................................     5,000,000      5,140,600
Illinois Development Finance Authority Revenue, Provena Health, Refunding, Series A,
 MBIA Insured, 5.50%, 5/15/21 ..............................................................    10,000,000     10,251,300


                                                              Annual Report | 29

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois HDA Revenue, MF Program, Series 1,
  6.625%, 9/01/12 ..........................................................................   $ 4,100,000   $  4,118,450
  6.75%, 9/01/21 ...........................................................................     3,285,000      3,299,487
Illinois Health Facilities Authority Revenue,
  Children's Memorial Hospital, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
    8/15/25 ................................................................................     9,120,000      9,600,806
  Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%,
    7/01/18 ................................................................................     7,090,000      7,180,610
  Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18 ...........     2,105,000      2,428,875
  Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 .......................     2,885,000      2,964,366
  Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
    11/15/28 ...............................................................................     7,500,000      7,662,600
  South Suburban Hospital, ETM, 7.00%, 2/15/18 .............................................     4,200,000      4,992,456
  Victory Health Services, Series A, Pre-Refunded, 5.75%, 8/15/27 ..........................     8,015,000      8,139,393
Illinois State GO, FSA Insured, 5.00%, 9/01/29 .............................................    12,000,000     12,685,320
Kane County School District No. 129 GO, Series A, FGIC Insured, Pre-Refunded, 5.25%,
 2/01/22 ...................................................................................     5,285,000      5,631,062
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
  Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn., 6/15/08 ..............     7,000,000      6,716,290
  Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ..............     9,275,000      8,570,007
  Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn., 6/15/08 ...................       185,000        177,385
  Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn., 6/15/09 ...................       235,000        216,731
  Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero cpn. to
    6/14/12, 5.50% thereafter, 6/15/20 .....................................................     8,240,000      7,042,728
  Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero cpn. to
    6/14/12, 5.55% thereafter, 6/15/21 .....................................................     6,000,000      5,124,540
  Capital Appreciation, McCormick Place, Refunding, Series B, zero cpn. to 6/14/17,
    5.65% thereafter, 6/15/22 ..............................................................    30,000,000     20,534,100
  Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn., 6/15/08 ....................     1,315,000      1,261,703
  Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ....................     1,490,000      1,376,745
  FGIC Insured, ETM, 6.50%, 6/15/07 ........................................................         5,000          5,016
  McCormick Place Expansion Project, 6.50%, 6/15/22 ........................................         5,000          5,011
  McCormick Place Expansion Project, 6.50%, 6/15/27 ........................................       555,000        556,199
  McCormick Place Expansion Project, Refunding, FGIC Insured, 5.25%, 12/15/28 ..............    39,580,000     41,062,667
  McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 ................       250,000        250,570
  McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn., 6/15/10 .......     7,845,000      6,970,126
  McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn., 6/15/11 .......     9,690,000      8,282,237
  McCormick Place Expansion Project, Series A, FGIC Insured, zero cpn., 6/15/10 ............       155,000        137,462
  McCormick Place Expansion Project, Series A, MBIA Insured, 5.00%, 12/15/28 ...............    26,795,000     27,895,471
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
 Convention Center, ETM, 7.00%, 7/01/26 ....................................................    12,000,000     15,932,640
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ........     1,000,000      1,230,850
Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc. Project,
 6.625%, 2/01/10 ...........................................................................     1,950,000      1,952,496
University of Illinois University Revenues,
  Auxiliary Facilities System, AMBAC Insured, zero cpn., 4/01/10 ...........................    14,250,000     12,738,217
  Auxiliary Facilities System, Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 ..........     5,000,000      5,137,250


30 | Annual Report

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
                                                                                                     AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ILLINOIS (CONTINUED)
   University of Illinois University Revenues, (continued)
     Auxiliary Facilities System, Refunding, Series B, FGIC Insured, 5.125%, 4/01/26 ...........   $ 3,585,000   $  3,721,660
     Auxiliary Facilities System, Series B, FGIC Insured, Pre-Refunded, 5.125%, 4/01/26 ........     8,415,000      8,847,615
   Upper River Valley Development Authority Environmental Facilities Revenue,
    General Electric Co. Project, 5.45%, 2/01/23 ...............................................     3,600,000      3,705,696
                                                                                                                 ------------
                                                                                                                  332,930,362
                                                                                                                 ------------
  INDIANA 1.3%
  Indiana Health Facility Financing Authority Hospital Revenue,
     Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/21 ..............    17,500,000     18,619,300
     Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 .......................     1,200,000      1,221,960
  Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
   Refunding, 5.625%, 5/15/28 ..................................................................     1,750,000      1,761,322
  Indiana State Development Financing Authority Environmental Revenue, Refunding, 6.25%,
   7/15/30 .....................................................................................     2,000,000      2,043,720
  Indiana State Educational Facilities Authority Revenue,
     DePauw University Project, Refunding, 5.30%, 7/01/16 ......................................       600,000        624,258
     Valparaiso University, Refunding, AMBAC Insured, 5.125%, 10/01/23 .........................     2,015,000      2,075,289
  Indiana State HFA, SFMR, Refunding,
     Series A, 6.75%, 1/01/10 ..................................................................     2,060,000      2,066,098
     Series A, 6.80%, 1/01/17 ..................................................................    12,835,000     13,054,992
     Series A-2, GNMA Secured, 6.10%, 7/01/22 ..................................................       185,000        189,092
  Indiana Transportation Finance Authority Highway Revenue,
     Pre-Refunded, 5.375%, 12/01/25 ............................................................     2,235,000      2,359,311
     Refunding, 5.375%, 12/01/25 ...............................................................    12,765,000     13,474,989
  Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
   MBIA Insured, Pre-Refunded, 5.25%, 7/01/33 ..................................................    19,020,000     20,383,354
d Jasper County EDR, Georgia-Pacific Corp. Project,
     5.625%, 12/01/27 ..........................................................................     3,500,000      3,543,715
     Refunding, 6.70%, 4/01/29 .................................................................     3,000,000      3,149,910
  Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
   8.00%, 1/01/14 ..............................................................................        85,000         85,110
  New Albany Floyd County School Building Corp. Revenue, first mortgage, MBIA Insured,
   Pre-Refunded, 5.375%, 1/15/18 ...............................................................     1,500,000      1,558,935
  Petersburg PCR, 5.75%, 8/01/21 ...............................................................     5,000,000      5,345,500
  Purdue University of Indiana University Revenue, Student Fee, Series Q, 5.375%,
   7/01/07 .....................................................................................     1,355,000      1,358,238
  Rochester Community Multi-School Building Corp. Revenue, first mortgage, AMBAC Insured,
   Pre-Refunded, 5.20%, 1/15/18 ................................................................     1,000,000      1,030,130
                                                                                                                 ------------
                                                                                                                   93,945,223
                                                                                                                 ------------
  KANSAS 0.7%
  Burlington PCR,
     Kansas Gas and Electric Co., Refunding, Series B, MBIA Insured, 4.85%, 6/01/31 ............    19,325,000     19,954,802
     Kansas Gas and Electric Co. Project, Refunding, Series A, MBIA Insured, 5.30%,
      6/01/31 ..................................................................................    18,000,000     19,303,380
  Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
   Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 .........................................     2,000,000      2,095,460



                                                              Annual Report | 31

Franklin Federal Tax-Free Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
                                                                                                   AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  KANSAS (CONTINUED)
  Kansas State Development Finance Authority Revenue, Water Pollution Control,
   Revolving Fund,
    Refunding, Series II, 5.125%, 11/01/18 ..................................................   $ 3,450,000   $  3,640,164
    Series II, Pre-Refunded, 5.125%, 11/01/18 ...............................................     1,550,000      1,642,659
  Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A, 5.70%,
   11/15/18 .................................................................................     1,875,000      1,901,006
  Shawnee County USD No. 437 Auburn-Washburn GO, Refunding, FSA Insured, 5.00%,
   9/01/20 ..................................................................................     2,500,000      2,601,325
                                                                                                              ------------
                                                                                                                51,138,796
                                                                                                              ------------
  KENTUCKY 1.4%
  Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A, zero cpn.,
    8/15/07 .................................................................................     1,640,000      1,622,206
    8/15/08 .................................................................................     4,505,000      4,290,922
    8/15/09 .................................................................................     4,580,000      4,165,327
    8/15/10 .................................................................................     4,620,000      4,020,278
    8/15/13 .................................................................................     6,825,000      5,249,790
    8/15/14 .................................................................................     6,860,000      5,060,896
    8/15/16 .................................................................................     7,005,000      4,740,844
    8/15/17 .................................................................................     7,115,000      4,589,175
a Kenton County Airport Board Airport Revenue, Special Facilities, Delta Airlines Inc.
  Project,
    Series A, 7.50%, 2/01/20 ................................................................    10,000,000      5,905,900
    Series A, 7.125%, 2/01/21 ...............................................................     9,330,000      5,510,298
    Series B, 7.25%, 2/01/22 ................................................................     3,350,000      1,978,410
  Kentucky Economic Development Finance Authority Health System Revenue,
   Norton Healthcare Inc.,
    Refunding, Series B, MBIA Insured, zero cpn., 10/01/18 ..................................     8,585,000      5,120,695
    Refunding, Series C, MBIA Insured, 6.05%, 10/01/19 ......................................     7,385,000      8,344,311
    Refunding, Series C, MBIA Insured, 6.10%, 10/01/21 ......................................     6,050,000      6,834,564
    Refunding, Series C, MBIA Insured, 6.10%, 10/01/23 ......................................    11,295,000     12,732,289
    Series C, MBIA Insured, Pre-Refunded, 6.05%, 10/01/19 ...................................     3,695,000      4,215,626
    Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/21 ...................................     2,875,000      3,288,224
    Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/23 ...................................     5,650,000      6,462,074
 Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
   Regional Health Center Facility, Refunding and Improvement,
    5.80%, 10/01/12 .........................................................................     1,000,000      1,018,390
    5.85%, 10/01/17 .........................................................................     5,615,000      5,700,011
  Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, zero cpn.,
   1/01/08 ..................................................................................     5,250,000      5,120,272
                                                                                                              ------------
                                                                                                               105,970,502
                                                                                                              ------------
  LOUISIANA 2.3%
  Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
   10/01/12 .................................................................................    14,285,000     14,320,427
  Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
   Hospital Project, Refunding, Series A, Connie Lee Insured,
    6.375%, 12/01/12 ........................................................................     3,805,000      4,048,101
    6.50%, 12/01/18 .........................................................................     5,530,000      6,557,806


32 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
LOUISIANA (CONTINUED)
Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
 Hospital Project, Refunding, Series A, Connie Lee Insured, (continued)
  6.65%, 12/01/21 ..........................................................................   $ 3,145,000   $  3,152,454
  6.85%, 12/01/22 ..........................................................................    11,040,000     11,066,275
East Baton Rouge Mortgage Finance Authority SFM Purchase Revenue, Series A, 6.80%,
 10/01/28 ..................................................................................       905,000        909,091
Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note, Series A,
 AMBAC Insured, 5.00%, 7/15/33 .............................................................    30,350,000     31,376,740
Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
 11/01/27 ..................................................................................     5,655,000      5,919,654
Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
 5.55%, 6/01/32 ............................................................................     1,095,000      1,110,133
Lafayette Public Improvement Sales Tax GO, Series B, MBIA Insured, 4.75%, 3/01/30 ..........     5,055,000      5,235,463
Louisiana Local Government Environmental Facilities and CDA Revenue,
  Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 ..........................     4,290,000      4,425,993
  MBIA Insured, 5.00%, 12/01/26 ............................................................     5,605,000      5,837,047
Louisiana Public Facilities Authority Revenue,
  Millennium Housing LLC Student Housing, CIFG Insured, 5.00%, 11/01/30 ....................    10,000,000     10,543,000
  Ochsner Clinic Foundation Project, Refunding, Series B, 5.75%, 5/15/23 ...................    10,000,000     10,707,100
  Tulane University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32 ....................     5,000,000      5,167,200
Louisiana State Gas and Fuels Tax Revenue, Series A,
  AMBAC Insured, 5.00%, 6/01/27 ............................................................    19,250,000     19,973,800
  FSA Insured, 4.75%, 5/01/39 ..............................................................    17,250,000     17,655,892
Louisiana State GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/19 ..................     9,000,000      9,399,240
Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 .....     2,200,000      2,202,728
West Feliciana Parish PCR, Gulf States Utilities Co. Project, 7.00%, 11/01/15 ..............     3,050,000      3,073,028
                                                                                                             ------------
                                                                                                              172,681,172
                                                                                                             ------------
MAINE 0.2%
Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
 6.20%, 9/01/19 ............................................................................     8,000,000      8,501,520
Maine Health and Higher Educational Facilities Authority Revenue, Series A, MBIA Insured,
 5.00%, 7/01/32 ............................................................................     6,045,000      6,321,498
Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1, 5.05%,
 11/15/16 ..................................................................................        10,000         10,003
                                                                                                             ------------
                                                                                                               14,833,021
                                                                                                             ------------
MARYLAND 0.6%
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
 9/01/32 ...................................................................................     3,500,000      3,711,295
Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
 Refunding, CIFG Insured, 5.00%, 6/01/33 ...................................................    15,000,000     15,851,100
Maryland State Health and Higher Educational Facilities Authority Revenue,
  Johns Hopkins University, Series A, 5.00%, 7/01/33 .......................................    10,000,000     10,502,400
  Western Maryland Health, Series A, MBIA Insured, 5.00%, 7/01/34 ..........................    10,000,000     10,587,000
Prince George's County GO, Consolidated Public Improvement, Series A, 5.00%,
 10/01/23 ..................................................................................     5,385,000      5,711,708
                                                                                                             ------------
                                                                                                               46,363,503
                                                                                                             ------------


                                                              Annual Report | 33

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS 3.8%
Massachusetts Bay Transportation Authority Revenue Special Assessment,
  Refunding, Series A, 5.25%, 7/01/30 ......................................................   $ 6,785,000   $  7,073,023
  Series A, Pre-Refunded, 5.25%, 7/01/30 ...................................................    25,740,000     26,957,759
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A,
 5.00%, 7/01/28 ............................................................................    10,000,000     11,113,800
Massachusetts Special Obligation Revenue, Consolidation Loan, Series A, FGIC Insured,
 Pre-Refunded, 5.00%, 6/01/22 ..............................................................    15,070,000     15,968,925
Massachusetts State Development Finance Agency Revenue, Massachusetts/Saltonstall
 Redevelopment Building Corp., Series A, MBIA Insured, 5.125%, 8/01/28 .....................     6,735,000      7,056,125
Massachusetts State GO,
  MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ...............................................     4,100,000      4,351,740
  Series B, ETM, 6.50%, 8/01/08 ............................................................     5,845,000      6,032,274
Massachusetts State Health and Educational Facilities Authority Revenue,
  Berkshire Health System, Series E, 6.25%, 10/01/31 .......................................     2,250,000      2,439,360
  Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25 .......................     4,500,000      4,855,545
  Harvard University, Series FF, 5.00%, 7/15/22 ............................................    13,550,000     14,264,220
Massachusetts State Industrial Finance Agency Health Care Facilities Revenue,
 Jewish Geriatric Services Inc., Series B, Pre-Refunded,
  5.375%, 5/15/17 ..........................................................................     1,965,000      2,005,243
  5.50%, 5/15/27 ...........................................................................     5,000,000      5,102,600
Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
  5.65%, 10/01/17 ..........................................................................     2,295,000      2,353,086
  5.70%, 10/01/27 ..........................................................................     7,375,000      7,560,998
Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
 MBIA Insured, 5.75%, 7/01/39 ..............................................................    10,150,000     10,376,548
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
  AMBAC Insured, 4.50%, 8/15/35 ............................................................    30,000,000     29,998,200
  FSA Insured, 5.00%, 8/15/30 ..............................................................    15,000,000     15,831,300
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
  Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 ........................................    52,130,000     53,162,174
  Refunding, Sub Series A, AMBAC Insured, 5.25%, 1/01/29 ...................................     5,000,000      5,152,550
  sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ............................    21,350,000     21,796,642
Massachusetts State Water Pollution Abatement Trust Revenue,
  Massachusetts Water Revenue Abatement Program, Series A, 5.00%, 8/01/32 ..................       225,000        234,239
  Massachusetts Water Revenue Abatement Program, Series A, Pre-Refunded, 5.00%,
    8/01/32 ................................................................................     4,775,000      5,072,865
  Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 .................     5,210,000      5,475,293
  Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ..............     1,290,000      1,359,970
Route 3 North Transportation Improvement Assn. Massachusetts Lease Revenue,
 MBIA Insured, Pre-Refunded, 5.375%, 6/15/29 ...............................................    16,405,000     17,230,828
                                                                                                             ------------
                                                                                                              282,825,307
                                                                                                             ------------
MICHIGAN 3.9%
Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 ...................................     6,300,000      6,509,286
Chippewa Valley School GO, Pre-Refunded, 5.125%, 5/01/27 ...................................     5,310,000      5,649,681
Coldwater Community Schools GO, MBIA Insured, Pre-Refunded, zero cpn., 5/01/18 .............     5,935,000      3,108,397


34 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Detroit City School District GO,
  School Building and Site Improvements, Series A, FGIC Insured, Pre-Refunded, 5.00%,
    5/01/23 ................................................................................   $ 2,000,000   $  2,135,320
  School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/33 ............    16,870,000     17,624,089
  Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 .....................................    14,925,000     15,865,723
Detroit Sewage Disposal Revenue,
  senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 .......................    10,000,000     10,544,400
  Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 .....................................    15,000,000     15,180,600
Detroit Sewer Disposal System Revenue, second lien, Series A, MBIA Insured,
  5.00%, 7/01/30 ...........................................................................     5,470,000      5,777,140
  Pre-Refunded, 5.00%, 7/01/30 .............................................................     4,530,000      4,908,164
Detroit Water Supply System Revenue,
  second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ......................................     5,000,000      5,386,800
  senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ......................................    17,575,000     18,159,896
  senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ........................     7,060,000      7,472,516
  senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ........................     6,170,000      6,535,387
Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ...............     8,625,000      8,797,069
Grand Rapids Public Schools GO, School Building and Site, FSA Insured, 4.50%, 5/01/31 ......    21,800,000     21,817,440
Harrison Community Schools GO, AMBAC Insured, zero cpn., 5/01/20 ...........................     6,000,000      2,699,820
Jackson County Building Authority Revenue, AMBAC Insured, Pre-Refunded, 5.60%,
 5/01/30 ...................................................................................     4,145,000      4,368,706
Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A, 6.25%,
 5/15/27 ...................................................................................     1,750,000      1,786,383
Michigan State Building Authority Revenue,
  Facilities Program, Refunding, Series I, 5.00%, 10/15/24 .................................    31,350,000     32,602,746
  Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ......................................     9,475,000     10,030,709
Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
 MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ..............................................    18,000,000     19,214,640
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
 Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ...........    10,000,000     10,504,700
Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded,
  5.00%, 11/01/25 ..........................................................................    16,250,000     17,103,612
  5.25%, 11/01/30 ..........................................................................    10,000,000     10,627,900
Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
 MBIA Insured, 5.25%, 11/15/31 .............................................................    10,000,000     10,441,800
Southgate Community School District GO, FGIC Insured, Pre-Refunded, 5.00%, 5/01/25 .........     2,760,000      2,829,966
Southgate Community School District GO, FGIC Insured, Pre-Refunded, 5.00%, 5/01/25 .........     2,740,000      2,790,964
Wayne State University Revenues, General, AMBAC Insured, 5.00%, 11/15/36 ...................     5,000,000      5,323,650
West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 ............................     5,000,000      5,226,850
                                                                                                             ------------
                                                                                                              291,024,354
                                                                                                             ------------
MINNESOTA 2.1%
Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 ...........................     9,100,000      9,230,585
Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 ..........     1,500,000      1,549,770


                                                              Annual Report | 35

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
  Series A, FGIC Insured, Pre-Refunded, 5.125%, 1/01/31 ....................................   $10,000,000   $ 10,331,000
  Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .....................................    32,025,000     33,742,181
  Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/32 .....................................     5,000,000      5,309,100
  Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 .....................................    19,000,000     20,018,780
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
  Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 .......................................       510,000        525,137
  Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 ....................................    25,300,000     26,080,758
Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/30 ...................     5,000,000      5,215,950
Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, GNMA Secured, 5.95%,
 10/20/33 ..................................................................................    11,075,000     11,512,130
Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .......    20,000,000     20,515,000
Roseville MFHR, Rosepointe I Project, Refunding, Series A, GNMA Secured, 5.95%,
 10/20/33 ..................................................................................     8,005,000      8,312,872
University of Minnesota Revenue, Series A, ETM, 5.75%, 7/01/13 .............................     1,250,000      1,389,950
                                                                                                             ------------
                                                                                                              153,733,213
                                                                                                             ------------
MISSISSIPPI 1.4%
Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 .............    36,500,000     36,678,120
Jackson County Environmental Improvement Revenue, International Paper Co. Project,
 6.70%, 5/01/24 ............................................................................     3,500,000      3,708,775
Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project, Refunding,
  5.875%, 4/01/22 ..........................................................................    40,000,000     40,145,200
  5.90%, 5/01/22 ...........................................................................     8,250,000      8,290,095
Mississippi State GO, Refunding, 5.75%, 12/01/12 ...........................................     2,000,000      2,199,580
Mississippi State University Educational Building Corp. Revenue, Residence Hall and
 Campus Improvement, MBIA Insured, 5.00%, 8/01/35 ..........................................    13,265,000     13,940,586
                                                                                                             ------------
                                                                                                              104,962,356
                                                                                                             ------------
MISSOURI 1.1%
Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/22 ...................     9,095,000      9,536,107
Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
 Series A, MBIA Insured, 5.00%, 12/01/30 ...................................................    11,500,000     11,956,780
Missouri State Board of Public Buildings Special Obligation Revenue, Series A, 4.75%,
 10/15/28 ..................................................................................     8,250,000      8,452,373
Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
  Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 ........................................       230,000        234,405
  Series A, AMBAC Insured, 5.25%, 6/01/21 ..................................................     8,740,000      9,262,040
  Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/21 ....................................     8,760,000      9,355,067
  Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/22 .....................................     4,270,000      4,373,163
St. Louis Airport Revenue,
  Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/20 ........     5,000,000      5,254,200
  Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/21 ........     7,250,000      7,618,590
  Capital Improvement Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 ........    12,390,000     13,151,861
Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., 5.40%,
 5/15/28 ...................................................................................     4,000,000      4,054,520
                                                                                                             ------------
                                                                                                               83,249,106
                                                                                                             ------------


36 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MONTANA 0.6%
Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ........   $30,000,000   $ 31,537,500
Montana Facility Finance Authority Revenue, Benefis Health System, Refunding, Assured
 Guaranty, 5.00%, 1/01/37 ..................................................................    14,600,000     15,259,190
                                                                                                             ------------
                                                                                                               46,796,690
                                                                                                             ------------
NEBRASKA 1.2%
Adams County School District No. 018 GO, Hastings Public Schools, FSA Insured, 5.00%,
 12/15/31 ..................................................................................     5,795,000      6,186,800
Lancaster County School District No. 001 GO, Lincoln Public Schools, 5.00%, 1/15/36 ........    24,725,000     26,297,757
Lincoln Electric System Revenue, 5.00%, 9/01/31 ............................................     8,645,000      9,120,043
Omaha Convention Hotel Corp. Revenue, Convention Center, first tier, Series A,
 AMBAC Insured, 5.125%, 4/01/26 ............................................................    12,500,000     13,143,750
Omaha Public Power District Separate Electricity Revenue, System, Nebraska City 2, Series A,
 AMBAC Insured, 5.00%, 2/01/30 .............................................................    12,165,000     12,922,514
Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Series A,
 AMBAC Insured, 5.00%, 1/01/37 .............................................................    15,000,000     15,858,600
University of Nebraska University Revenues, Kearney Student Fees and Facilities, 5.00%,
 7/01/30 ...................................................................................     5,000,000      5,265,350
                                                                                                             ------------
                                                                                                               88,794,814
                                                                                                             ------------
NEVADA 1.7%
Clark County Airport Revenue, sub. lien,
  Series A-2, FGIC Insured, 5.125%, 7/01/27 ................................................    10,000,000     10,579,100
  Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/31 .....................................    20,000,000     21,184,400
Director of the State Department of Business and Industry Revenue, Las Vegas
 Monorail Project,
  AMBAC Insured, zero cpn., 1/01/25 ........................................................     3,080,000      1,365,272
  AMBAC Insured, zero cpn., 1/01/26 ........................................................     3,815,000      1,612,028
  AMBAC Insured, zero cpn., 1/01/27 ........................................................     3,000,000      1,208,130
  AMBAC Insured, zero cpn., 1/01/28 ........................................................    13,315,000      5,109,365
  AMBAC Insured, zero cpn., 1/01/29 ........................................................     8,410,000      3,074,444
  first tier, AMBAC Insured, 5.625%, 1/01/32 ...............................................    21,995,000     23,306,342
  first tier, AMBAC Insured, 5.625%, 1/01/34 ...............................................    15,000,000     15,894,300
Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A,
 Pre-Refunded, 5.25%, 7/01/18 ..............................................................     9,870,000     10,140,931
Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A,
 Pre-Refunded, 5.25%, 7/01/18 ..............................................................    13,815,000     14,121,140
Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%,
 12/01/17 ..................................................................................    10,275,000     10,296,886
Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%,
 1/15/23 ...................................................................................     5,000,000      5,260,400
Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured, 5.00%,
 7/01/24 ...................................................................................     5,000,000      5,156,750
                                                                                                             ------------
                                                                                                              128,309,488
                                                                                                             ------------


                                                              Annual Report | 37

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW HAMPSHIRE 0.3%
Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
 6/20/33 ...................................................................................   $ 5,642,000   $  5,764,036
New Hampshire Health and Education Facilities Authority Revenue,
  Exeter Project, 6.00%, 10/01/24 ..........................................................     2,000,000      2,180,400
  Exeter Project, 5.75%, 10/01/31 ..........................................................     1,000,000      1,058,920
  The Memorial Hospital, Refunding, 5.25%, 6/01/26 .........................................     1,000,000      1,047,000
  The Memorial Hospital, Refunding, 5.25%, 6/01/36 .........................................     1,100,000      1,142,603
New Hampshire Higher Educational and Health Facilities Authority Revenue,
  The Hitchcock Clinic, MBIA Insured, Pre-Refunded, 6.00%, 7/01/27 .........................     4,275,000      4,375,933
  New Hampshire Catholic Charities, 5.80%, 8/01/22 .........................................     1,000,000      1,009,090
  Rivier College, Refunding, 5.60%, 1/01/28 ................................................     4,590,000      4,713,196
New Hampshire State HFA, SFMR, Series E,
  6.75%, 7/01/19 ...........................................................................       270,000        270,478
  6.80%, 7/01/25 ...........................................................................       215,000        215,374
                                                                                                             ------------
                                                                                                               21,777,030
                                                                                                             ------------
NEW JERSEY 2.3%
Health Care Facilities Financing Authority Revenue, Englewood Hospital, MBIA Insured,
 5.00%, 8/01/23 ............................................................................     5,000,000      5,222,100
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
  Series 1, 6.00%, 1/01/19 .................................................................     2,100,000      2,113,104
  Series 1, 6.00%, 1/01/29 .................................................................     5,000,000      5,020,200
  Series 2, 6.125%, 1/01/19 ................................................................     2,000,000      2,018,560
  Series 2, 6.125%, 1/01/29 ................................................................     5,000,000      5,035,400
New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
 Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .....................................     5,000,000      5,307,550
New Jersey EDA Revenue,
  Cigarette Tax, 5.75%, 6/15/29 ............................................................    20,000,000     21,735,200
  Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ..................    10,000,000     10,616,800
  Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..................     5,000,000      5,302,000
  School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ...................     7,500,000      7,656,675
  School Facilities Construction, Series O, 5.125%, 3/01/28 ................................    20,000,000     21,249,600
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
 Series B, MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 .....................................    12,400,000     13,083,240
New Jersey State Turnpike Authority Turnpike Revenue,
  Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
    5.15% thereafter, 1/01/35 ..............................................................    10,000,000      7,191,800
  Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 .....................................     7,500,000      7,863,375
  Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 .....................................    13,000,000     13,597,220
  Series C, FSA Insured, 5.00%, 1/01/30 ....................................................    15,845,000     16,773,675
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Pre-Refunded, 5.75%,
 6/01/32 ...................................................................................    22,300,000     23,815,731
                                                                                                             ------------
                                                                                                              173,602,230
                                                                                                             ------------
NEW MEXICO 0.0% c
New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
 Pre-Refunded, 6.00%, 6/15/13 ..............................................................     1,000,000      1,067,070
                                                                                                             ------------


38 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK 10.3%
Hudson Yards Infrastructure Corp. Revenue, Series A, 5.00%, 2/15/47 ........................   $10,500,000   $ 11,021,325
Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 .............    25,000,000     28,603,750
Long Island Power Authority Electric System Revenue, General, Series A, MBIA Insured,
 Pre-Refunded, 5.25%, 12/01/26 .............................................................    10,000,000     10,271,000
MTA Commuter Facilities Revenue, Series A,
  FGIC Insured, Pre-Refunded, 6.00%, 7/01/16 ...............................................     8,950,000      9,195,767
  Pre-Refunded, 5.25%, 7/01/28 .............................................................     5,000,000      5,308,000
  Pre-Refunded, 6.125%, 7/01/29 ............................................................    15,040,000     15,818,771
MTA Dedicated Tax Fund Revenue, Series A,
  FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ...............................................    12,500,000     13,321,625
  FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ..............................................    14,250,000     15,065,242
  MBIA Insured, ETM, 6.25%, 4/01/11 ........................................................     1,280,000      1,401,690
MTA Revenue,
  Refunding, Series E, 5.25%, 11/15/31 .....................................................    10,000,000     10,558,900
  Refunding, Series U, 5.125%, 11/15/31 ....................................................    20,720,000     21,646,806
  Series A, MBIA Insured, 4.75%, 11/15/27 ..................................................    15,000,000     15,619,050
MTA Transit Facilities Revenue,
  Series A, FSA Insured, Pre-Refunded, 6.00%, 7/01/16 ......................................     3,630,000      3,729,680
  Series A, Pre-Refunded, 6.00%, 7/01/24 ...................................................     5,000,000      5,248,150
  Series A, Pre-Refunded, 5.625%, 7/01/27 ..................................................    10,800,000     11,102,724
  Service Contract, Series 8, Pre-Refunded, 5.375%, 7/01/21 ................................    15,000,000     16,415,400
Nassau County GO, Improvement, Refunding, Series F, 6.625%, 3/01/08 ........................     7,325,000      7,489,739
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
 Pre-Refunded, 5.75%, 8/01/29 ..............................................................    10,000,000     10,641,300
New York City GO,
  Refunding, Series B, 6.125%, 8/01/09 .....................................................         5,000          5,010
  Refunding, Series H, 6.25%, 8/01/15 ......................................................       725,000        736,615
  Refunding, Series H, 6.125%, 8/01/25 .....................................................     4,155,000      4,220,317
  Series D, 8.00%, 8/01/16 .................................................................         5,000          5,052
  Series D, 5.50%, 6/01/24 .................................................................    16,405,000     17,548,428
  Series D, Pre-Refunded, 5.50%, 6/01/24 ...................................................     7,535,000      8,175,550
  Series E, 6.50%, 12/01/12 ................................................................        20,000         20,042
  Series F, 5.25%, 1/15/23 .................................................................    20,000,000     21,157,200
  Series G, Pre-Refunded, 6.00%, 10/15/26 ..................................................    15,335,000     15,651,668
  Series H, Pre-Refunded, 6.25%, 8/01/15 ...................................................    12,310,000     12,510,284
  Series H, Pre-Refunded, 6.125%, 8/01/25 ..................................................    61,630,000     62,614,231
  Series I, 6.25%, 4/15/13 .................................................................     1,480,000      1,497,967
  Series J, Pre-Refunded, 6.00%, 8/01/21 ...................................................    28,260,000     28,704,247
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
  Pre-Refunded, 5.50%, 6/15/33 .............................................................    55,000,000     58,544,750
  Refunding, Series D, 5.25%, 6/15/25 ......................................................    10,000,000     10,589,800
  Series A, 4.75%, 6/15/30 .................................................................    15,000,000     15,486,150
  Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32 .....................................    10,000,000     10,478,300
  Series A, Pre-Refunded, 5.75%, 6/15/30 ...................................................     8,000,000      8,423,040
  Series B, AMBAC Insured, Pre-Refunded, 5.25%, 6/15/29 ....................................     8,000,000      8,094,800
  Series B, FGIC Insured, Pre-Refunded, 5.25%, 6/15/29 .....................................     4,855,000      4,912,532
  Series B, FSA Insured, Pre-Refunded, 5.25%, 6/15/29 ......................................     4,030,000      4,077,756
  Series B, Pre-Refunded, 5.75%, 6/15/29 ...................................................    15,000,000     15,186,000
  Series G, FSA Insured, 5.125%, 6/15/32 ...................................................    24,215,000     25,275,859


                                                              Annual Report | 39

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York City Transitional Finance Authority Revenue, Future Tax Secured,
  Refunding, Series B, 5.00%, 5/01/30 ......................................................   $ 7,205,000   $  7,513,878
  Series B, Pre-Refunded, 6.00%, 11/15/29 ..................................................    10,000,000     10,773,400
  Series B, Pre-Refunded, 5.00%, 5/01/30 ...................................................       295,000        314,258
  Series C, Pre-Refunded, 5.50%, 11/01/20 ..................................................     5,000,000      5,312,300
  Series C, Pre-Refunded, 5.50%, 11/01/24 ..................................................     4,200,000      4,462,332
  Series D, 5.00%, 2/01/27 .................................................................    10,000,000     10,455,900
  Series E, 5.00%, 2/01/28 .................................................................     8,885,000      9,290,067
New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
 Pre-Refunded, 5.40%, 1/01/19 ..............................................................    15,000,000     15,814,950
New York City Trust Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
 AMBAC Insured, 5.125%, 7/01/31 ............................................................     8,000,000      8,411,680
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
 AMBAC Insured, 5.00%, 11/15/30 ............................................................    10,000,000     10,605,400
New York State Dormitory Authority Lease Revenue, Court Facilities, Pre-Refunded, 6.00%,
 5/15/39 ...................................................................................    16,000,000     17,227,840
New York State Dormitory Authority Revenues,
  City University System, Consolidated Third, Refunding, Series 1, 5.25%, 7/01/25 ..........    10,000,000     10,330,900
  Second Hospital, Interfaith Medical Center, Series D, Pre-Refunded, 5.30%, 2/15/19 .......     5,000,000      5,138,500
  Second Hospital, Interfaith Medical Center, Series D, Pre-Refunded, 5.40%, 2/15/28 .......     8,000,000      8,227,760
  State Supported Debt, Mental Health Services, Refunding, Series A, 6.00%, 8/15/17 ........        70,000         71,526
  State Supported Debt, Mental Health Services, Refunding, Series A, 5.75%, 2/15/27 ........        20,000         20,432
  Supported Debt, State University Educational Facilities, Pre-Refunded, 5.125%,
    5/15/21 ................................................................................     6,495,000      6,669,131
  Supported Debt, State University Educational Facilities, Refunding, 5.125%, 5/15/21 ......       670,000        685,001
  Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%, 7/01/28 ..........     6,570,000      6,739,966
  Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded, 5.00%,
    7/01/28 ................................................................................     3,430,000      3,561,300
New York State HFA Service Contract Obligation Revenue, Refunding, Series C, 5.50%,
 9/15/22 ...................................................................................    17,505,000     17,920,394
New York State HFAR, Housing Project Mortgage, Refunding, Series A, FSA Insured,
  6.10%, 11/01/15 ..........................................................................     4,190,000      4,248,492
  6.125%, 11/01/20 .........................................................................     3,530,000      3,580,020
New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
 FSA Insured, Pre-Refunded, 6.00%, 4/01/14 .................................................     1,420,000      1,526,131
Onondaga County GO,
  5.875%, 2/15/12 ..........................................................................       300,000        328,761
  ETM, 5.875%, 2/15/12 .....................................................................       700,000        768,390
Triborough Bridge and Tunnel Authority Revenues, General Purpose,
  Refunding, Series A, 5.00%, 1/01/27 ......................................................     5,000,000      5,182,450
  Series A, 5.00%, 1/01/32 .................................................................     3,085,000      3,192,296
  Series A, Pre-Refunded, 5.00%, 1/01/32 ...................................................    16,915,000     17,899,622
  Series B, Pre-Refunded, 5.50%, 1/01/30 ...................................................    15,000,000     17,357,700
  Series X, ETM, 6.625%, 1/01/12 ...........................................................     1,800,000      1,994,490
  Series Y, ETM, 6.00%, 1/01/12 ............................................................     1,000,000      1,067,020
                                                                                                             ------------
                                                                                                              763,066,804
                                                                                                             ------------


40 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA 3.0%
Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..........................   $ 6,000,000   $  6,297,660
Charlotte COP, Transit Projects, Phase II, Series E, 5.00%, 6/01/30 ........................    15,940,000     16,660,966
North Carolina Eastern Municipal Power Agency Power System Revenue,
  Refunding, Series A, 5.75%, 1/01/26 ......................................................    65,350,000     68,239,123
  Refunding, Series B, 6.00%, 1/01/22 ......................................................     1,250,000      1,458,400
  Refunding, Series B, 6.25%, 1/01/23 ......................................................    39,030,000     46,791,896
  Refunding, Series B, 5.75%, 1/01/24 ......................................................    35,140,000     36,705,136
  Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ........................................     1,280,000      1,281,011
  Refunding, Series D, 5.125%, 1/01/23 .....................................................    12,000,000     12,467,640
  Refunding, Series D, 5.125%, 1/01/26 .....................................................     3,000,000      3,109,290
  Series D, 6.70%, 1/01/19 .................................................................     2,000,000      2,157,640
  Series D, 6.75%, 1/01/26 .................................................................     5,000,000      5,396,400
North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center,
 FSA Insured, 4.75%, 9/01/24 ...............................................................     6,970,000      7,107,867
University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 ..........     5,000,000      5,125,450
Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/28 ................    11,000,000     11,686,950
                                                                                                             ------------
                                                                                                              224,485,429
                                                                                                             ------------
OHIO 3.2%
Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
 Children's Hospital Center, FSA Insured, 5.00%, 11/15/31 ..................................     9,250,000      9,639,703
Akron Income Tax Revenue, Community Learning, FGIC Insured, 5.00%,
  12/01/26 .................................................................................     6,085,000      6,390,589
  12/01/27 .................................................................................     3,185,000      3,350,588
Cleveland Airport System Revenue, Series A, FSA Insured,
  5.00%, 1/01/31 ...........................................................................    17,930,000     18,392,773
  Pre-Refunded, 5.00%, 1/01/31 .............................................................     2,070,000      2,157,892
Cleveland State University General Receipt Revenue, FGIC Insured, 5.00%, 6/01/29 ...........     5,000,000      5,267,600
Columbus City School District GO, School Facilities Construction and Improvement,
 FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 ...............................................    16,000,000     17,104,480
Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 ...........    17,100,000     18,844,029
Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
 Refunding,
  Series A, 5.625%, 2/01/18 ................................................................     6,000,000      6,219,420
  Series E, 6.05%, 10/01/09 ................................................................     4,000,000      4,206,280
  Series F, 6.05%, 10/01/09 ................................................................     2,750,000      2,891,818
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue,
  MBIA Insured, Pre-Refunded, 5.00%, 12/01/27 ..............................................     6,145,000      6,253,091
  Refunding, MBIA Insured, 5.00%, 12/01/27 .................................................     1,355,000      1,375,311
Hamilton County Sales Tax Revenue,
  Refunding, Sub Series B, AMBAC Insured, 5.25%, 12/01/32 ..................................     1,995,000      2,079,329
  Sub Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ...............................     8,005,000      8,425,182
Kettering City School District GO, School Improvement,
  FGIC Insured, Pre-Refunded, 5.00%, 12/01/30 ..............................................     5,590,000      6,003,940
  Refunding, FGIC Insured, 5.00%, 12/01/30 .................................................     1,860,000      1,997,733
Little Miami Local School District GO, School Improvement, FSA Insured, Pre-Refunded,
 5.00%, 12/01/34 ...........................................................................     4,000,000      4,372,160


                                                              Annual Report | 41

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Marysville Wastewater Treatment System Revenue, Refunding, XLCA Insured, 5.00%,
  12/01/31 .................................................................................   $ 8,000,000   $  8,506,640
  12/01/36 .................................................................................    13,725,000     14,560,852
Montgomery County Health System Revenue, Series B-2, 8.10%, 7/01/18 ........................       505,000        508,560
Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
 Pre-Refunded,
  5.50%, 12/01/10 ..........................................................................     1,300,000      1,357,642
  5.60%, 12/01/11 ..........................................................................     1,000,000      1,046,780
  5.65%, 12/01/12 ..........................................................................       925,000        969,391
Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
  5.375%, 12/01/20 .........................................................................     4,275,000      4,554,713
  5.45%, 12/01/25 ..........................................................................     3,000,000      3,203,760
Ohio State Water Development Authority Pollution Control Facilities Revenue, Water Control
 Loan Fund, Water Quality Series, MBIA Insured, Pre-Refunded, 5.125%, 6/01/19 ..............    18,000,000     18,329,220
Pickerington Local School District GO, School Facilities Construction and Improvement,
 FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 ...............................................    15,000,000     15,820,350
Springboro Community City School District GO, School Improvement, MBIA Insured,
 Pre-Refunded, 5.00%, 12/01/27 .............................................................    10,350,000     11,154,092
University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
 1/01/29 ...................................................................................    11,305,000     11,997,996
University of Cincinnati COP,
  Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 ...........................     4,000,000      4,135,000
  University Center Project, MBIA Insured, Pre-Refunded, 5.125%, 6/01/24 ...................    10,500,000     10,511,655
University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, Pre-Refunded,
 5.25%, 6/01/24 ............................................................................     5,000,000      5,335,700
                                                                                                             ------------
                                                                                                              236,964,269
                                                                                                             ------------
OKLAHOMA 0.1%
Stillwater Medical Center Authority Revenue,
  Series A, Pre-Refunded, 6.10%, 5/15/09 ...................................................     1,485,000      1,506,518
  Series B, Pre-Refunded, 6.35%, 5/15/12 ...................................................     1,130,000      1,153,538
  Series B, Pre-Refunded, 6.50%, 5/15/19 ...................................................     3,390,000      3,460,783
Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
 6.00%, 8/15/14 ............................................................................     4,000,000      4,187,640
                                                                                                             ------------
                                                                                                               10,308,479
                                                                                                             ------------
OREGON 0.9%
Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/26 .................    10,500,000     11,021,220
Jackson County School District No. 6 Central Point GO, FGIC Insured, Pre-Refunded, 5.25%,
 6/15/20 ...................................................................................     4,000,000      4,183,160
Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured, 6.00%,
 10/15/13 ..................................................................................     1,250,000      1,408,262
Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
 Pre-Refunded, 6.00%, 5/01/26 ..............................................................    10,000,000     10,735,900
Oregon State EDR, Georgia-Pacific Corp. Project,
  Refunding, Series 183, 5.70%, 12/01/25 ...................................................     3,500,000      3,551,660
d Series CLVII, 6.35%, 8/01/25 .............................................................     5,500,000      5,524,420


42 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OREGON (CONTINUED)
Oregon State GO, State Board of Higher Education, Series A,
  5.00%, 8/01/26 ...........................................................................   $ 6,630,000   $  7,067,315
  5.00%, 8/01/27 ...........................................................................     6,955,000      7,413,752
  Pre-Refunded, 5.00%, 8/01/26 .............................................................    12,000,000     12,606,840
                                                                                                             ------------
                                                                                                               63,512,529
                                                                                                             ------------
PENNSYLVANIA 4.4%
Allegheny County Hospital Development Authority Revenue, Health System, Refunding,
 Series A, MBIA Insured, 6.50%, 11/15/30 ...................................................    10,000,000     11,007,300
Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 5.50%,
 12/01/29 ..................................................................................    10,000,000     10,320,700
Allegheny County Port Authority Special Revenue, Transportation, Refunding, FGIC Insured,
 5.00%, 3/01/29 ............................................................................    10,000,000     10,381,100
Berks County GO, AMBAC Insured, 5.00%, 11/15/25 ............................................     5,000,000      5,069,100
Butler Area School District GO, FGIC Insured, Pre-Refunded, 5.60%, 4/01/28 .................     5,000,000      5,262,550
Delaware County Authority University Revenue, Villanova University, Series A, MBIA Insured,
 5.00%, 12/01/18 ...........................................................................     7,090,000      7,285,684
Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
  1/01/22 ..................................................................................     8,500,000      8,924,065
  1/01/26 ..................................................................................    10,000,000     10,491,100
Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
 AMBAC Insured, 5.60%, 7/01/17 .............................................................     5,000,000      5,613,450
Erie Water Authority Water Revenue, Series A, MBIA Insured, Pre-Refunded, 5.20%,
 12/01/30 ..................................................................................    18,700,000     19,870,620
Montgomery County IDA Retirement Community Revenue, Adult Community Total Services
 Retirement-Life Communities Inc., 5.25%, 11/15/28 .........................................     2,500,000      2,540,975
Northampton County General Purpose Authority Revenue, County Agreement, FSA Insured,
 5.25%, 10/01/30 ...........................................................................    12,150,000     12,839,634
Pennsylvania State GO, First Series, FGIC Insured, Pre-Refunded, 5.00%, 2/01/20 ............     5,000,000      5,277,950
Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
 7/15/31 ...................................................................................     5,850,000      6,193,161
Philadelphia Authority for Industrial Development Lease Revenue, Series B, FSA Insured,
 5.25%, 10/01/30 ...........................................................................    15,630,000     16,401,028
Philadelphia Gas Works Revenue,
  Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 ............................................     5,000,000      5,259,450
  Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 ...................................     5,000,000      5,049,700
Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 ..............................................     5,000,000      5,047,000
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
  Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.30%,
    1/01/18 ................................................................................     3,025,000      3,106,161
  Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.35%,
    1/01/23 ................................................................................     5,690,000      5,844,085
  Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.375%,
    1/01/28 ................................................................................     3,700,000      3,798,346
  Temple University Hospital, 5.875%, 11/15/23 .............................................     5,000,000      5,073,300
Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%, 9/01/29 .......    15,000,000     15,558,900


                                                              Annual Report | 43

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
   4/15/29 .................................................................................   $10,965,000   $ 11,575,202
   4/15/30 .................................................................................    12,000,000     12,659,520
Philadelphia School District GO, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/30 .......    14,050,000     15,047,550
Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 .........    25,000,000     26,047,000
Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
 5.125%, 2/01/35 ...........................................................................    15,000,000     15,478,800
Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
 Tax, AMBAC Insured, 5.25%, 2/01/31 ........................................................     5,000,000      5,179,400
Southmoreland School District GO, MBIA Insured, 5.00%, 4/01/25 .............................     6,800,000      7,204,940
State Public School Building Authority School Revenue,
   Daniel Boone School District Project, MBIA Insured, Pre-Refunded, 5.00%, 4/01/28 ........     9,500,000     10,134,410
   Philadelphia School District Project, FSA Insured, Pre-Refunded, 5.00%, 6/01/33 .........    32,000,000     34,244,800
Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
 AMBAC Insured, 6.15%, 12/01/29 ............................................................     2,400,000      2,587,176
                                                                                                             ------------
                                                                                                              326,374,157
                                                                                                             ------------
RHODE ISLAND 1.2%
Narragansett Bay Commission Wastewater System Revenue, Series A, MBIA Insured, 5.00%,
 8/01/30 ...................................................................................     7,990,000      8,413,949
Rhode Island Health and Educational Building Corp. Revenue, Hospital Financing, Series A,
 Pre-Refunded,
   5.875%, 9/15/23 .........................................................................     2,000,000      2,057,080
   6.00%, 9/15/33 ..........................................................................     3,000,000      3,090,570
Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
   Refunding, Series 15-A, 6.85%, 10/01/24 .................................................       620,000        622,034
   Refunding, Series 25-A, 4.95%, 10/01/16 .................................................       130,000        130,260
   Series 10-A, 6.50%, 10/01/22 ............................................................       475,000        476,663
   Series 10-A, 6.50%, 4/01/27 .............................................................       265,000        267,123
Rhode Island State Economic Development Corp. Airport Revenue, Series B, MBIA Insured,
 5.00%,
   7/01/27 .................................................................................    12,280,000     12,882,948
   7/01/30 .................................................................................    14,965,000     15,668,205
Rhode Island State Health and Educational Building Corp. Revenue,
   Health Facilities, St. Antoine, Series B, 6.125%, 11/15/29 ..............................     8,090,000      8,471,605
   Higher Education Facility, University of Rhode Island, Refunding, Series A,
    AMBAC Insured, 5.00%, 9/15/30 ..........................................................    10,000,000     10,609,700
   Hospital Financing, Lifespan Obligated Group, 6.375%, 8/15/21 ...........................       925,000      1,021,672
   Hospital Financing, Lifespan Obligated Group, Pre-Refunded, 6.375%, 8/15/21 .............     6,075,000      6,838,688
   Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
    5/15/26 ................................................................................     5,000,000      5,271,100
   Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
    5/15/32 ................................................................................    14,440,000     15,134,708
                                                                                                             ------------
                                                                                                               90,956,305
                                                                                                             ------------


44 | Annual Report

Franklin Federal Tax-Free Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
                                                                                                   AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA 1.9%
Beaufort-Jasper Water and Sewer Authority Waterworks and Sewer System Revenue,
 FSA Insured, Pre-Refunded, 5.00%, 3/01/26 ...................................................   $ 7,750,000   $  8,198,337
Charleston Educational Excellence Finance Corp. Revenue, Charleston County School District,
 5.25%, 12/01/30 .............................................................................     8,000,000      8,540,080
Dorchester County Waterworks and Sewer System Revenue, Refunding, MBIA Insured,
 5.00%, 10/01/28 .............................................................................     8,000,000      8,397,440
Greenville County School District Installment Purchase Revenue, Building Equity Sooner
 Tomorrow, Refunding, 5.00%, 12/01/28 ........................................................     7,500,000      7,920,450
Greenwood Fifty School Facilities Inc. Installment Purchase Revenue, Greenwood School
 District 50, Refunding, Assured Guaranty, 4.50%, 12/01/32 ...................................     7,030,000      6,924,690
Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
 Project, 5.00%, 12/01/26 ....................................................................    10,000,000     10,214,600
Medical University of South Carolina Hospital Authority Hospital Facilities Revenue, Mortgage,
 Refunding, Series A, MBIA Insured, 5.00%, 8/15/31 ...........................................    13,860,000     14,469,147
Newberry Investing in Children's Education Installment Revenue, Newberry County School
 District Project, 5.00%, 12/01/30 ...........................................................     4,000,000      4,097,960
Scago Educational Facilities Corp. for Beaufort School District Revenue, Beaufort School
 District, FSA Insured, 5.00%, 12/01/31 ......................................................     5,340,000      5,613,622
Scago Educational Facilities Corp. for Chesterfield School District Revenue, School Project,
 Assured Guaranty, 5.00%, 12/01/29 ...........................................................     7,500,000      7,836,450
Scago Educational Facilities Corp. for Colleton School District Revenue, School Project,
 Assured Guaranty, 5.00%,
  12/01/25 ...................................................................................     3,440,000      3,605,258
  12/01/26 ...................................................................................     4,000,000      4,188,960
Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
 Project, FSA Insured, 5.00%, 12/01/31 .......................................................    10,000,000     10,592,800
South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%, 1/01/33 .......    31,835,000     33,441,076
Sumter Two School Facilities Inc. Installment Purchase Revenue, Sumter County School
 District 2, Refunding, Assured Guaranty, 4.50%, 12/01/32 ....................................     6,000,000      5,954,700
                                                                                                               ------------
                                                                                                                139,995,570
                                                                                                               ------------
SOUTH DAKOTA 0.4%
South Dakota Health and Educational Facilities Authority Revenue,
  Avera Health Issue, AMBAC Insured, 5.25%, 7/01/22 ..........................................    15,425,000     16,448,449
  Sanford Health, 5.00%, 11/01/27 ............................................................     2,355,000      2,445,102
  Sanford Health, 5.00%, 11/01/40 ............................................................    12,945,000     13,282,994
                                                                                                               ------------
                                                                                                                 32,176,545
                                                                                                               ------------
TENNESSEE 1.3%
Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/19 .......................     6,000,000      6,466,140
Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
 Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%, 7/01/21 ...................     7,000,000      7,492,590
Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
  Refunding, Series A, FSA Insured, 5.00%, 1/01/22 ...........................................     2,260,000      2,359,395
  Series A, FSA Insured, Pre-Refunded, 5.00%, 1/01/22 ........................................     2,740,000      2,920,292
Knox County Health Educational and Housing Facilities Board Revenue, University Health
 System Inc., Refunding, 5.25%, 4/01/27 ......................................................    17,500,000     18,212,600


                                                              Annual Report | 45

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
TENNESSEE (CONTINUED)
Knoxville Wastewater System Revenue, Improvement, Series A, MBIA Insured, 5.00%,
 4/01/30 ...................................................................................   $ 7,850,000   $  8,306,634
Memphis GO, Pre-Refunded, 5.00%, 4/01/17 ...................................................     3,000,000      3,065,430
Metropolitan Government of Nashville and Davidson County District Energy Revenue,
 Series A, AMBAC Insured, 5.00%, 10/01/25 ..................................................     5,460,000      5,706,901
Shelby County Health Educational and Housing Facilities Board Revenue, St. Judes
 Childrens Research Hospital, 5.00%, 7/01/36 ...............................................    20,000,000     20,834,400
Tennessee Energy Acquisition Corp. Gas Revenue, Series A, 5.25%, 9/01/26 ...................    20,000,000     22,251,800
Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%,
 7/01/15 ...................................................................................       405,000        407,066
                                                                                                             ------------
                                                                                                               98,023,248
                                                                                                             ------------
TEXAS 5.1%
Austin Electric Utility System Revenue, Refunding, MBIA Insured, 5.00%, 11/15/28 ...........    10,000,000     10,433,100
Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
 FSA Insured, ETM,
  6.00%, 11/15/15 ..........................................................................     7,500,000      7,596,900
  6.10%, 11/15/23 ..........................................................................     8,300,000      8,766,709
Bexar County HFC, MFHR,
  American Opportunity Housing, Series A, MBIA Insured, 5.80%, 1/01/31 .....................     6,000,000      6,281,820
  Honey Creek Apartments Project, Series A, MBIA Insured, 6.125%, 4/01/20 ..................     1,000,000      1,054,650
  Honey Creek Apartments Project, Series A, MBIA Insured, 6.20%, 4/01/30 ...................     2,845,000      3,006,226
Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured,
  5.875%, 5/01/22 ..........................................................................     2,860,000      2,864,891
  6.35%, 5/01/25 ...........................................................................     1,890,000      1,893,912
Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 ............................................     2,005,000      2,099,335
Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ....................................     1,000,000      1,054,740
Dallas ISD, GO, Refunding, 5.25%, 2/15/20 ..................................................     2,000,000      2,117,560
Dallas-Fort Worth International Airport Revenue, Refunding and Improvement, Series A,
 FGIC Insured, 5.625%, 11/01/26 ............................................................    85,000,000     89,842,450
Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 .................     4,095,000      4,660,520
Duncanville ISD, GO,
  Refunding, Series B, 5.25%, 2/15/32 ......................................................        50,000         52,538
  Series B, Pre-Refunded, 5.25%, 2/15/32 ...................................................     9,850,000     10,508,670
Edcouch Elsa ISD, GO, Pre-Refunded, 5.50%, 2/15/30 .........................................     2,000,000      2,095,340
Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, USX Corp.
 Projects, Refunding, 5.50%, 9/01/17 .......................................................     3,250,000      3,353,903
Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%,
 4/01/32 ...................................................................................     3,000,000      3,098,220
Hays Consolidated ISD, GO, Capital Appreciation, Pre-Refunded, zero cpn.,
  8/15/19 ..................................................................................     5,285,000      2,807,973
  8/15/21 ..................................................................................     8,420,000      3,947,885
  8/15/22 ..................................................................................     8,470,000      3,734,254
Hidalgo County GO, Certificates of Obligation, FSA Insured, Pre-Refunded, 5.25%,
 8/15/21 ...................................................................................     2,500,000      2,650,025
Houston Airport System Revenue, sub. lien, Refunding, Series B, FSA Insured, 5.50%,
 7/01/30 ...................................................................................     2,000,000      2,087,540


46 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project,
 FGIC Insured, 5.125%, 3/01/28 .............................................................   $15,000,000   $ 15,633,000
Houston GO, Public Improvement, Refunding, MBIA Insured, 5.00%, 3/01/25 ....................     5,000,000      5,188,350
Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured,
 Pre-Refunded,
  5.00%, 12/01/25 ..........................................................................     9,710,000      9,974,209
  5.25%, 12/01/30 ..........................................................................    14,000,000     14,720,580
Joshua ISD, GO, Refunding, Series B, 6.125%, 2/15/26 .......................................        20,000         20,037
Keller ISD, GO,
  Pre-Refunded, 5.375%, 8/15/25 ............................................................     1,330,000      1,399,040
  Refunding, 5.375%, 8/15/25 ...............................................................       170,000        177,487
Kerrville ISD, GO, Pre-Refunded, 6.00%, 8/15/13 ............................................     1,000,000      1,071,070
Laredo ISD, GO, Pre-Refunded, 5.25%, 8/01/24 ...............................................     4,000,000      4,134,760
Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ................     2,130,000      2,227,085
Lower Colorado River Authority Revenue,
  Improvement, Series A, MBIA Insured, Pre-Refunded, 5.00%, 5/15/26 ........................       130,000        136,276
  Refunding, FSA Insured, 5.00%, 5/15/31 ...................................................    10,000,000     10,364,000
  Refunding and Improvement, Series A, MBIA Insured, 5.00%, 5/15/26 ........................     1,870,000      1,931,953
Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%,
 12/01/17 ..................................................................................       155,000        158,213
North Central Texas Health Facility Development Corp. Revenue,
  Children's Medical Center Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 ...............    19,335,000     20,498,580
  Texas Health Resources System, Refunding, Series B, MBIA Insured, 5.125%,
    2/15/22 ................................................................................     5,985,000      6,148,809
Northside ISD, GO, Refunding, 5.00%, 2/15/26 ...............................................     2,500,000      2,577,950
Onalaska ISD, GO, 5.375%, 2/15/32 ..........................................................     2,840,000      3,005,771
Pasadena GO, Certificates of Obligation, FGIC Insured, Pre-Refunded, 5.25%, 4/01/32 ........     3,000,000      3,167,790
Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 ...............     4,000,000      4,124,080
Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%,
 12/01/22 ..................................................................................    15,000,000     15,713,700
Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of
 Oklahoma, Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ............    12,000,000     12,141,960
Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ........     2,500,000      2,635,575
San Antonio Water Revenue, Systems, Refunding, FSA Insured, 5.00%,
  5/15/25 ..................................................................................     5,000,000      5,184,300
  5/15/28 ..................................................................................     5,000,000      5,188,900
Southmost Regional Water Authority Water Supply Contract Revenue, MBIA Insured, 5.00%,
 9/01/25 ...................................................................................     5,000,000      5,198,550
Tarrant County Health Facilities Development Corp. Health System Revenue, Harris
 Methodist Health System, FGIC Insured, ETM, 6.00%, 9/01/24 ................................     4,000,000      4,723,440
Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
 Series C, 5.75%,
  8/15/18 ..................................................................................     1,570,000      1,576,814
  8/15/28 ..................................................................................     3,900,000      3,838,497
Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
 10/01/20 ..................................................................................       500,000        654,235
Texas State Turnpike Authority Central Texas Turnpike System Revenue, Capital
 Appreciation, AMBAC Insured, zero cpn., 8/15/31 ...........................................    43,500,000     11,409,615


                                                              Annual Report | 47

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical
 Center Project,
   Refunding, Series A, MBIA Insured, 5.50%, 11/01/17 ......................................   $ 1,735,000   $  1,780,683
   Series D, FSA Insured, 5.375%, 11/01/27 .................................................    11,080,000     11,516,552
University of Texas University Revenues, Financing System, Series A, Pre-Refunded, 5.70%,
 8/15/20 ...................................................................................     1,000,000      1,044,010
Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue, Hillcrest Health
 System Project, Series A, MBIA Insured, 5.00%, 8/01/31 ....................................    15,000,000     15,688,200
Wylie ISD, GO,
   Pre-Refunded, 7.00%, 8/15/24 ............................................................       660,000        743,543
   Refunding, 7.00%, 8/15/24 ...............................................................       340,000        381,324
                                                                                                             ------------
                                                                                                              382,088,099
                                                                                                             ------------
UTAH 0.5%
Intermountain Power Agency Power Supply Revenue,
   2006, Refunding, Series A, 6.15%, 7/01/14 ...............................................        70,000         70,974
   ETM, 6.15%, 7/01/14 .....................................................................    16,225,000     16,755,882
Salt Lake County College Revenue, Westminster College Project, Pre-Refunded,
   5.70%, 10/01/17 .........................................................................     1,000,000      1,018,000
   5.75%, 10/01/27 .........................................................................     1,000,000      1,018,200
   5.625%, 10/01/28 ........................................................................     3,305,000      3,479,801
South Jordan Sales Tax Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 8/15/26 ................     4,770,000      5,056,582
South Valley Water Reclamation Facility Sewer Revenue, AMBAC Insured, 5.00%,
 8/15/30 ...................................................................................     5,730,000      6,055,750
                                                                                                             ------------
                                                                                                               33,455,189
                                                                                                             ------------
VERMONT 0.5%
Burlington Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/28 .........................     5,780,000      6,047,556
University of Vermont and State Agricultural College Revenue, Refunding, MBIA Insured,
 5.00%, 10/01/30 ...........................................................................    12,210,000     12,957,863
Vermont Educational and Health Buildings Financing Agency Revenue,
   Fletcher Allen Health, Series A, AMBAC Insured, 6.125%, 12/01/27 ........................    13,000,000     14,029,210
   Hospital, Fletcher Allen Health, Series A, 4.75%, 12/01/36 ..............................     5,000,000      4,999,800
                                                                                                             ------------
                                                                                                               38,034,429
                                                                                                             ------------
VIRGINIA 0.6%
Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding,
 MBIA Insured, 5.00%, 6/15/30 ..............................................................    12,260,000     12,945,457
Harrisonburg IDAR, FACS-Rockingham Memorial Hospital, AMBAC Insured, 5.00%,
 8/15/31 ...................................................................................    10,000,000     10,577,600
Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured,
 5.125%, 7/01/18 ...........................................................................     2,000,000      2,066,620
Norfolk Parking System Revenue, Refunding, Series A, MBIA Insured, 5.00%, 2/01/27 ..........     5,000,000      5,299,100
Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1,
 MBIA Insured, 5.35%, 7/01/31 ..............................................................    10,000,000     10,394,800
                                                                                                             ------------
                                                                                                               41,283,577
                                                                                                             ------------


48 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
WASHINGTON 3.8%
Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project,
 Refunding, MBIA Insured, 5.20%, 11/01/27 ..................................................   $   200,000   $    202,058
Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue, Series A,
 AMBAC Insured, 5.00%, 11/01/30 ............................................................    20,000,000     21,035,400
Chelan County PUD No. 1 Chelan Hydroelectric Consolidated System Revenue, Division V,
 Mandatory Put 7/01/27, Series A, 5.65%, 7/01/32 ...........................................     5,000,000      5,113,350
Chelan County PUD No. 1 Consolidated Revenue, Chelan Hydroelectric, Division I,
 Mandatory Put 7/01/28, Series A, FSA Insured, 5.25%, 7/01/33 ..............................       200,000        205,310
Clark County PUD No. 1 Generating System Revenue,
  FGIC Insured, ETM, 6.00%, 1/01/08 ........................................................       200,000        203,044
  Refunding, FSA Insured, 5.50%, 1/01/25 ...................................................    15,015,000     15,795,029
Energy Northwest Electric Revenue, Columbia Generating Station, Refunding,
  Series A, 5.00%, 7/01/24 .................................................................    15,255,000     16,174,266
  Series B, FSA Insured, 5.35%, 7/01/18 ....................................................    11,500,000     12,299,825
Goat Hill Properties Lease Revenue, Government Office Building Project, MBIA Insured,
 5.00%, 12/01/33 ...........................................................................    18,500,000     19,427,035
Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding,
  Second Series A, MBIA Insured, 5.20%, 1/01/23 ............................................       250,000        256,940
  Series D, FSA Insured, 5.20%, 1/01/23 ....................................................     6,000,000      6,297,900
King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ..............       160,000        161,517
King County School District No. 408 Auburn GO, FSA Insured, 5.00%, 12/01/24 ................     5,000,000      5,240,050
Pierce County School District No. 320 Sumner GO, FSA Insured, Pre-Refunded, 6.00%,
 12/01/14 ..................................................................................     2,000,000      2,154,140
Pierce County School District No. 403 Bethel GO, FGIC Insured, 5.25%, 12/01/22 .............     5,000,000      5,314,650
Port Seattle Revenue, Refunding, Series A,
  FGIC Insured, 5.00%, 4/01/31 .............................................................    21,680,000     22,397,391
  MBIA Insured, 5.00%, 7/01/33 .............................................................    10,000,000     10,413,200
Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 .................................    10,000,000     10,543,900
Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 ................................       300,000        309,468
Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 .........................       185,000        186,560
Snohomish County USD No. 6 GO, 6.50%, 12/01/11 .............................................     7,000,000      7,790,160
Tacoma GO, Series A, MBIA Insured, Pre-Refunded, 5.625%, 12/01/22 ..........................       300,000        303,381
Twenty-Fifth Avenue Properties Washington Student Housing Revenue, MBIA Insured,
  5.125%, 6/01/22 ..........................................................................     2,925,000      3,072,040
  5.25%, 6/01/33 ...........................................................................     9,770,000     10,261,724
Washington State GO,
  AMBAC Insured, 5.00%, 1/01/31 ............................................................    24,945,000     26,398,545
  Motor Vehicle Fuel Tax, Series B, FGIC Insured, 5.00%, 7/01/27 ...........................    10,000,000     10,451,900
  Series A, FGIC Insured, 5.00%, 7/01/27 ...................................................    10,000,000     10,451,900
  Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ...................................    10,120,000     10,606,064
Washington State Health Care Facilities Authority Revenue,
  MultiCare Health Systems, MBIA Insured, 5.00%, 8/15/22 ...................................       250,000        254,670
  Providence Health Care Services, Refunding, Series A, FGIC Insured, 5.00%,
    10/01/36 ...............................................................................     9,750,000     10,219,462
  Providence Health Care Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
    10/01/36 ...............................................................................       250,000        272,715
  Providence Services, MBIA Insured, Pre-Refunded, 5.50%, 12/01/26 .........................     6,000,000      6,322,140


                                                              Annual Report | 49

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
WASHINGTON (CONTINUED)
Washington State Public Power Supply System Revenue,
  Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ...............................   $ 7,700,000   $  8,574,951
  Nuclear Project No. 3, Capital Appreciation, Refunding, Series B, zero cpn., 7/01/14 .....    12,450,000      9,283,841
  Nuclear Project No. 3, Capital Appreciation, Series B, ETM, zero cpn., 7/01/14 ...........     2,550,000      1,927,035
  Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/12 ...........................     6,400,000      5,214,208
  Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/13 ...........................    11,000,000      8,581,870
                                                                                                             ------------
                                                                                                              283,717,639
                                                                                                             ------------
WEST VIRGINIA 0.5%
Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project, Refunding, 5.40%,
 5/01/25 ...................................................................................    10,000,000     10,159,900
West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ............................    10,000,000     11,155,000
West Virginia State Water Development Water Revenue, Loan Program 2, Refunding, Series B,
 AMBAC Insured, 5.00%, 11/01/29 ............................................................     7,500,000      7,857,750
West Virginia University Revenues, Improvement, West Virginia University Projects, Series C,
 FGIC Insured, 5.00%, 10/01/34 .............................................................    10,000,000     10,530,600
                                                                                                             ------------
                                                                                                               39,703,250
                                                                                                             ------------
WISCONSIN 0.7%
Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 .................................     2,200,000      2,206,160
Wisconsin State Health and Educational Facilities Authority Revenue,
  Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 ....................    21,050,000     21,454,160
  Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 ...................................     1,500,000      1,526,730
  Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 ...................................     1,000,000      1,017,430
  Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 ...............................     6,500,000      6,545,175
  Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 ...............................     7,500,000      7,552,125
  Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ...........................................    10,000,000     10,455,200
                                                                                                             ------------
                                                                                                               50,756,980
                                                                                                             ------------
U.S. TERRITORIES 1.9%
PUERTO RICO 1.8%
Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
 Refunding, 5.375%, 5/15/33 ................................................................    22,280,000     23,291,735
Puerto Rico Commonwealth GO, Public Improvement, Pre-Refunded, 5.75%, 7/01/17 ..............       250,000        254,553
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
 Pre-Refunded,
  5.00%, 7/01/36 ...........................................................................    62,000,000     67,557,060
  5.50%, 7/01/36 ...........................................................................     7,000,000      7,895,720
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
 Refunding, Series K, 5.00%, 7/01/30 .......................................................    19,190,000     20,078,305
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
 Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ..................................       350,000        367,612
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
 Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ......       850,000        862,962
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
  Refunding, Series D, 5.25%, 7/01/27 ......................................................     3,265,000      3,416,235
  Series D, Pre-Refunded, 5.25%, 7/01/27 ...................................................     8,735,000      9,365,405
                                                                                                             ------------
                                                                                                              133,089,587
                                                                                                             ------------


50 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
                                                                                                     AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  VIRGIN ISLANDS 0.1%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ............................................................................   $ 1,400,000   $    1,440,362
    5.50%, 10/01/22 ............................................................................     5,000,000        5,142,750
    5.625%, 10/01/25 ...........................................................................     1,900,000        1,956,943
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
   7/01/18 .....................................................................................       500,000          502,415
                                                                                                                 --------------
                                                                                                                      9,042,470
                                                                                                                 --------------
  TOTAL U.S. TERRITORIES .......................................................................                    142,132,057
                                                                                                                 --------------
  TOTAL LONG TERM INVESTMENTS (COST $6,872,569,990) ............................................                  7,252,838,819
                                                                                                                 --------------
  SHORT TERM INVESTMENTS 1.1%
  CALIFORNIA 0.0% c
e California State Department of Water Resources Power Supply Revenue, Series B-1,
   Daily VRDN and Put, 3.93%, 5/01/22 ..........................................................     1,000,000        1,000,000
e California State GO, Kindergarten-University, Refunding, Series B-2, Daily VRDN and Put,
   3.90%, 5/01/34 ..............................................................................       900,000          900,000
e Orange County Sanitation District COP, Refunding, Series B, Daily VRDN and Put, 3.95%,
   8/01/30 .....................................................................................     1,145,000        1,145,000
                                                                                                                 --------------
                                                                                                                      3,045,000
                                                                                                                 --------------
  COLORADO 0.0% c
e Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federal
   Bond Program,
    Daily VRDN and Put, 4.02%, 2/01/35 .........................................................     1,885,000        1,885,000
    Series A-4, Daily VRDN and Put, 4.02%, 2/01/34 .............................................     1,200,000        1,200,000
                                                                                                                 --------------
                                                                                                                      3,085,000
                                                                                                                 --------------
  FLORIDA 0.1%
e Jacksonville Health Facilities Authority Hospital Revenue,
    Charity Obligation Group, Series C, MBIA Insured, Weekly VRDN and Put, 4.01%,
      8/15/19 ..................................................................................     3,300,000        3,300,000
    Genesis Rehabilitation Hospital, Refunding, Daily VRDN and Put, 4.04%, 5/01/21 .............     2,150,000        2,150,000
e Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
   AMBAC Insured, Daily VRDN and Put, 4.10%, 12/01/15 ..........................................     1,100,000        1,100,000
                                                                                                                 --------------
                                                                                                                      6,550,000
                                                                                                                 --------------
  KENTUCKY 0.1%
e Breckinridge County Lease Program Revenue, Kentucky Assn. Counties Leasing Trust,
   Series A, Weekly VRDN and Put, 4.02%, 2/01/32 ...............................................     1,900,000        1,900,000
e Shelby County Lease Revenue, Series A, Daily VRDN and Put, 4.02%, 9/01/34 ....................     4,515,000        4,515,000
                                                                                                                 --------------
                                                                                                                      6,415,000
                                                                                                                 --------------
  LOUISIANA 0.1%
e Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put, 4.08%,
   12/01/15 ....................................................................................     4,900,000        4,900,000
                                                                                                                 --------------


                                                              Annual Report | 51

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
                                                                                                     AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MASSACHUSETTS 0.0% c
e Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
   Program, Series E, Daily VRDN and Put, 4.10%, 1/01/35 ......................................   $ 1,670,000   $  1,670,000
                                                                                                                ------------
  MICHIGAN 0.0% c
e Michigan State University Revenues, Series A, Daily VRDN and Put, 4.00%, 8/15/32 ............       100,000        100,000
                                                                                                                ------------
  MISSOURI 0.1%
e Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    St. Louis University, Series A, MBIA Insured, Daily VRDN and Put, 4.08%, 10/01/35 .........     2,300,000      2,300,000
    Washington University, Series B, Daily VRDN and Put, 4.10%, 2/15/33 .......................     2,000,000      2,000,000
e Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
  SSM Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 4.00%,
    6/01/19 ...................................................................................     1,300,000      1,300,000
                                                                                                                ------------
                                                                                                                   5,600,000
                                                                                                                ------------
  NEVADA 0.1%
e Las Vegas Valley Water District GO, Water Improvement, Series C, Daily VRDN and Put, 4.00%,
   6/01/36 ....................................................................................     8,600,000      8,600,000
                                                                                                                ------------
  NEW JERSEY 0.0% c
e New Jersey EDA Revenue, School Facilities Construction, Sub Series R-3, Daily VRDN and Put,
   3.95%, 9/01/31 .............................................................................     1,705,000      1,705,000
                                                                                                                ------------
  NEW MEXICO 0.0% c
e Farmington PCR, Arizona Public Service Co., Refunding, Series B, Daily VRDN and Put,
   4.00%, 9/01/24 .............................................................................       300,000        300,000
                                                                                                                ------------
  NORTH CAROLINA 0.3%
e Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Series B,
   Weekly VRDN and Put, 3.92%, 1/15/26 ........................................................     1,900,000      1,900,000
e North Carolina State GO,
    Refunding, Series B, Weekly VRDN and Put, 3.85%, 6/01/19 ..................................     3,000,000      3,000,000
    Series G, Weekly VRDN and Put, 3.85%, 5/01/21 .............................................    11,800,000     11,800,000
e Wake County GO, Public Improvement, Series C, Weekly VRDN and Put, 3.92%, 4/01/19 ...........     3,655,000      3,655,000
                                                                                                                ------------
                                                                                                                  20,355,000
                                                                                                                ------------


52 | Annual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
                                                                                                     AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   TENNESSEE 0.3%
 e Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN
    and Put, 4.04%,
     1/01/33 ...................................................................................   $ 3,400,000   $    3,400,000
     11/01/35 ..................................................................................     3,200,000        3,200,000
 e Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN
    and Put, 4.04%,
     4/01/32 ...................................................................................     1,065,000        1,065,000
     7/01/34 ...................................................................................    10,600,000       10,600,000
     2/01/36 ...................................................................................     2,400,000        2,400,000
                                                                                                                 --------------
                                                                                                                     20,665,000
                                                                                                                 --------------
   TOTAL SHORT TERM INVESTMENTS (COST $82,990,000) .............................................                     82,990,000
                                                                                                                 --------------
   TOTAL INVESTMENTS (COST $6,955,559,990) 98.6% ...............................................                  7,335,828,819
   OTHER ASSETS, LESS LIABILITIES 1.4% .........................................................                    101,450,689
                                                                                                                 --------------
   NET ASSETS 100.0% ...........................................................................                 $7,437,279,508
                                                                                                                 ==============

See Selected Portfolio Abbreviations on page 54.

a     See Note 6 regarding defaulted securities.

b See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

c     Rounds to less than 0.1% of net assets.

d     See Note 7 regarding other considerations.

e Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 53

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, APRIL 30, 2007

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC   - American Municipal Bond Assurance Corp.
BIG     - Bond Investors Guaranty Insurance Co. (acquired
          by MBIA in 1989 and no longer does business under
          this name)
CDA     - Community Development Authority/Agency
CIFG    - CDC IXIS Financial Guaranty
COP     - Certificate of Participation
CRDA    - Community Redevelopment Authority/Agency
EDA     - Economic Development Authority
EDC     - Economic Development Corp.
EDR     - Economic Development Revenue
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FHA     - Federal Housing Authority/Agency
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assurance Inc.
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDA     - Housing Development Authority/Agency
HFA     - Housing Finance Authority/Agency
HFAR    - Housing Finance Authority Revenue
HFC     - Housing Finance Corp.
HMR     - Home Mortgage Revenue
IDA     - Industrial Development Authority/Agency
IDAR    - Industrial Development Authority Revenue
IDB     - Industrial Development Bond/Board
IDC     - Industrial Development Corp.
IDR     - Industrial Development Revenue
ISD     - Independent School District
MBIA    - Municipal Bond Investors Assurance Corp.
MBS     - Mortgage-Backed Security
MF      - Multi-Family
MFHR    - Multi-Family Housing Revenue
MFR     - Multi-Family Revenue
MTA     - Metropolitan Transit Authority
PBA     - Public Building Authority
PCR     - Pollution Control Revenue
PFAR    - Public Financing Authority Revenue
PUD     - Public Utility District
RDA     - Redevelopment Agency/Authority
SFM     - Single Family Mortgage
SFMR    - Single Family Mortgage Revenue
USD     - Unified/Union School District
XLCA    - XL Capital Assurance



54 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Federal Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007

Assets:
 Investments in securities:
  Cost ..................................................       $ 6,955,559,990
                                                                ===============
  Value .................................................       $ 7,335,828,819
 Cash ...................................................               337,567
 Receivables:
  Capital shares sold ...................................            14,397,042
  Interest ..............................................           110,692,742
                                                                ---------------
        Total assets ....................................         7,461,256,170
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased .......................            10,337,459
  Capital shares redeemed ...............................             8,699,459
  Affiliates ............................................             3,800,572
 Accrued expenses and other liabilities .................             1,139,172
                                                                ---------------
        Total liabilities ...............................            23,976,662
                                                                ---------------
          Net assets, at value ..........................       $ 7,437,279,508
                                                                ===============
Net assets consist of:
 Paid-in capital ........................................       $ 7,074,459,137
 Undistributed net investment income ....................             7,525,737
 Net unrealized appreciation (depreciation) .............           380,268,829
 Accumulated net realized gain (loss) ...................           (24,974,195)
                                                                ===============
          Net assets, at value ..........................       $ 7,437,279,508
                                                                ===============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin Federal Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2007

CLASS A:
 Net assets, at value ................................................   $6,570,139,938
                                                                         ==============
 Shares outstanding ..................................................      542,403,515
                                                                         ==============
 Net asset value per share a .........................................   $        12.11
                                                                         ==============
 Maximum offering price per share (net asset value per share / 95.75%)   $        12.65
                                                                         ==============
CLASS B:
 Net assets, at value ................................................   $  225,834,375
                                                                         ==============
 Shares outstanding ..................................................       18,659,337
                                                                         ==============
 Net asset value and maximum offering price per share a ..............   $        12.10
                                                                         ==============
CLASS C:
 Net assets, at value ................................................   $  449,918,436
                                                                         ==============
 Shares outstanding ..................................................       37,165,231
                                                                         ==============
 Net asset value and maximum offering price per share a ..............   $        12.11
                                                                         ==============
ADVISOR CLASS:
 Net assets, at value ................................................   $  191,386,759
                                                                         ==============
 Shares outstanding ..................................................       15,791,734
                                                                         ==============
 Net asset value and maximum offering price per share a ..............   $        12.12
                                                                         ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


56 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the year ended April 30, 2007

Investment income:
 Interest ..........................................................   $375,529,174
                                                                       ------------
Expenses:
 Management fees (Note 3a) .........................................     32,874,013
 Distribution fees: (Note 3c)
  Class A ..........................................................      5,792,818
  Class B ..........................................................      1,599,689
  Class C ..........................................................      2,735,928
 Transfer agent fees (Note 3e) .....................................      3,749,684
 Custodian fees ....................................................        106,126
 Reports to shareholders ...........................................        275,011
 Registration and filing fees ......................................        306,385
 Professional fees .................................................        104,942
 Directors' fees and expenses ......................................        152,055
 Other .............................................................        334,058
                                                                       ------------
        Total expenses .............................................     48,030,709
                                                                       ------------
          Net investment income ....................................    327,498,465
                                                                       ------------
Realized and unrealized gains:
 Net realized gain (loss) from investments .........................      8,498,203
 Net change in unrealized appreciation (depreciation) on investments     56,442,130
                                                                       ------------
Net realized and unrealized gain (loss) ............................     64,940,333
                                                                       ------------
Net increase (decrease) in net assets resulting from operations ....   $392,438,798
                                                                       ============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Federal Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              ----------------------------------
                                                                                      YEAR ENDED APRIL 30,
                                                                                    2007               2006
                                                                              ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................   $   327,498,465    $   305,468,659
  Net realized gain (loss) from investments ...............................         8,498,203         (2,143,176)
  Net change in unrealized appreciation (depreciation) on investments .....        56,442,130       (126,001,248)
                                                                              ----------------------------------
       Net increase (decrease) in net assets resulting from operations ....       392,438,798        177,324,235
                                                                              ----------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ...............................................................      (287,661,933)      (284,380,969)
    Class B ...............................................................        (9,822,812)       (10,969,401)
    Class C ...............................................................       (16,599,749)       (15,401,430)
    Advisor Class .........................................................        (7,929,154)        (6,069,676)
                                                                              ----------------------------------
 Total distributions to shareholders ......................................      (322,013,648)      (316,821,476)
                                                                              ----------------------------------
 Capital share transactions: (Note 2)
    Class A ...............................................................       227,931,591         78,601,334
    Class B ...............................................................       (37,117,042)       (23,662,643)
    Class C ...............................................................        42,838,598         39,431,043
    Advisor Class .........................................................        33,874,961         46,469,718
                                                                              ----------------------------------
 Total capital share transactions .........................................       267,528,108        140,839,452
                                                                              ----------------------------------
 Redemption fees ..........................................................            30,329              8,005
                                                                              ----------------------------------
       Net increase (decrease) in net assets ..............................       337,983,587          1,350,216
Net assets:
 Beginning of year ........................................................     7,099,295,921      7,097,945,705
                                                                              ----------------------------------
 End of year ..............................................................   $ 7,437,279,508    $ 7,099,295,921
                                                                              ==================================
Undistributed net investment income included in net assets:
 End of year ..............................................................   $     7,525,737    $     2,191,551
                                                                              ==================================


58 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Federal Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.


                                                              Annual Report | 59

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


60 | Annual Report

Franklin Federal Tax-Free Income Fund

2. CAPITAL STOCK

At April 30, 2007, there were ten billion shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                 ------------------------------------------------------------
                                                     YEAR ENDED APRIL 30,
                                           2007                            2006
                                 ------------------------------------------------------------
                                  SHARES           AMOUNT         SHARES           AMOUNT
                                 ------------------------------------------------------------
CLASS A SHARES:
 Shares sold .................    62,990,734    $ 761,644,962     49,809,420    $ 603,828,031
 Shares issued in reinvestment
  of distributions ...........    13,258,240      159,920,111     12,547,251      151,953,227
 Shares redeemed .............   (57,475,070)    (693,633,482)   (55,909,347)    (677,179,924)
                                 ------------------------------------------------------------
 Net increase (decrease) .....    18,773,904    $ 227,931,591      6,447,324    $  78,601,334
                                 ============================================================
CLASS B SHARES:
 Shares sold .................       237,136    $   2,861,177        166,927    $   2,022,472
 Shares issued in reinvestment
  of distributions ...........       494,793        5,964,479        547,518        6,631,324
 Shares redeemed .............    (3,803,700)     (45,942,698)    (2,669,697)     (32,316,439)
                                 ------------------------------------------------------------
 Net increase (decrease) .....    (3,071,771)   $ (37,117,042)    (1,955,252)   $ (23,662,643)
                                 ============================================================
CLASS C SHARES:
 Shares sold .................     8,044,481    $  97,259,220      7,215,517    $  87,515,522
 Shares issued in reinvestment
  of distributions ...........       878,780       10,599,639        793,363        9,607,336
 Shares redeemed .............    (5,385,107)     (65,020,261)    (4,764,532)     (57,691,815)
                                 ------------------------------------------------------------
 Net increase (decrease) .....     3,538,154    $  42,838,598      3,244,348    $  39,431,043
                                 ============================================================
ADVISOR CLASS SHARES:
 Shares sold .................     5,085,425    $  61,511,201      5,376,839    $  65,172,266
 Shares issued in reinvestment
  of distributions ...........       164,119        1,982,576         31,859          384,737
 Shares redeemed .............    (2,447,003)     (29,618,816)    (1,576,205)     (19,087,285)
                                 ------------------------------------------------------------
 Net increase (decrease) .....     2,802,541    $  33,874,961      3,832,493    $  46,469,718
                                 ============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent


                                                              Annual Report | 61

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
0.625%                     Up to and including $100 million
0.500%                     Over $100 million, up to and including $250 million
0.450%                     Over $250 million, up to and including $10 billion
0.440%                     Over $10 billion, up to and including $12.5 billion
0.420%                     Over $12.5 billion, up to and including $15 billion
0.400%                     Over $15 billion, up to and including $17.5 billion
0.380%                     Over $17.5 billion, up to and including $20 billion
0.360%                     In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........................................   0.10%
Class B ...........................................   0.65%
Class C ...........................................   0.65%


62 | Annual Report

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions
 paid to unaffiliated broker/dealers ...........   $1,661,581
Contingent deferred sales charges retained .....   $  413,137

E. TRANSFER AGENT FEES

For the year ended April 30, 2007, the Fund paid transfer agent fees of $3,749,684, of which $2,058,590 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2012 ...............................   $23,006,496
   2014 ...............................     1,937,789
                                          -----------
                                          $24,944,285
                                          ===========

During the year ended April 30, 2007, the Fund utilized $8,550,072 of capital loss carryforwards.

The tax character of distributions paid during the years ended April 30, 2007 and 2006, was as follows:

                                      ---------------------------
                                          2007           2006
                                      ---------------------------
Distributions paid from --
   tax exempt income ..............   $322,013,648   $316,821,476

At April 30, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments ......................   $ 6,954,394,622
                                             ===============

Unrealized appreciation ..................   $   392,924,201
Unrealized depreciation ..................       (11,490,004)
                                             ---------------
Net unrealized appreciation (depreciation)   $   381,434,197
                                             ===============

Undistributed tax exempt income ..........   $     9,373,589
                                             ===============

                                                              Annual Report | 63

Franklin Federal Tax-Free Income Fund

4. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures, and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2007, aggregated $621,368,621 and $435,520,003, respectively.

6. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2007, the aggregate value of these securities was $28,971,517 representing 0.39% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. OTHER CONSIDERATIONS

The Oregon Economic Development Department ("OEDD"), the issuer of Oregon Economic Development Department Revenue Bonds (Georgia-Pacific Corporation 1995 Project), Series 157, maturing on August 1, 2025 (the "OEDD Bonds") held by Franklin Federal Tax-Free Income Fund (the Fund), received a proposed adverse determination letter during the fiscal year ended April 30, 2006, from the Internal Revenue Service ("IRS") in which the IRS indicated that the interest paid to bondholders of the OEDD Bonds is not excludable from gross income. In addition, on December 6, 2006, Georgia-Pacific Corporation (GP) released a notice that the IRS had also issued proposed adverse determination letters for the Jasper County, Indiana Economic Development Refunding Revenue Bonds (Georgia-Pacific Corporation Project), Series 1997 and Series 1999 Bonds ("the Jasper Bonds"). The Fund has been holding the OEDD Bonds since January 1996 and the Jasper Bonds since November 1997, and has passed through the interest earned on both the OEDD Bonds and the Jasper Bonds to the shareholders of the Fund in the form of non-taxable dividends during the holding period. In addition, the Fund has been contacted by the IRS informing it of the determination for the OEDD bonds. The GP notice indicates that GP disagrees with the adverse determinations and that notices of appeal and protest have been filed or will be filed as provided by applicable IRS procedures and within applicable time frames. In various prior SEC filings, GP has stated that it will take steps to ensure the OEDD bondholders will be made whole with respect to any liability caused by the IRS determination.


64 | Annual Report

Franklin Federal Tax-Free Income Fund

7. OTHER CONSIDERATIONS (CONTINUED)

Pendleton County, Kentucky (the "County"), the issuer of Pendleton County, Kentucky Multi-County Lease Revenue Bonds (Kentucky Association of Counties Leasing Trust Program) 1993 Series A and 1993 Series B (the "Pendleton Bonds") held by Fund, received a proposed adverse determination letter from the IRS which indicated that the interest paid to bondholders of the Pendleton Bonds is not excludable from gross income. The Fund held the Pendleton Bonds between March 1993 and July 2005 and has passed through the interest earned on the Pendleton Bonds to the shareholders of the Fund in the form of non-taxable dividends during the holding period. The County has filed a protest and a request for Appeals' review of the proposed adverse determination and continues to believe that all requirements related to the excludability of interest paid to bondholders were satisfied.

If there were not favorable final determinations in these matters, the Fund could be subject to tax expense plus interest which is estimated to be approximately $2,300,000 at April 30, 2007. However, the ultimate outcome of these matters is unknown at this time. Based on the uncertainty regarding the outcome of these matters, no liability has been recorded on the Statement of Assets and Liabilities of the Fund. The Fund's management believes that the final outcome of these matters will not have a material adverse impact to the Fund and/or its shareholders.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


                                                              Annual Report | 65

Franklin Federal Tax-Free Income Fund

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, has been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


66 | Annual Report

Franklin Federal Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE FRANKLIN FEDERAL TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Federal Tax-Free Income Fund (the "Fund") at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2007


                                                              Annual Report | 67

Franklin Federal Tax-Free Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2007. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2008, shareholders will be notified of amounts for use in preparing their 2007 income tax returns.


68 | Annual Report

Franklin Federal Tax-Free Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007

A Special Meeting of Shareholders of the Fund was held at the Fund's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 4, 2007. The purpose of the meeting was to elect Directors of the Fund and to vote on the following Proposals and Sub-Proposals: to amend the By-laws to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10); to approve an Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust; to approve amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Fund: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Directors. Shareholders also approved the amendment to the By-laws to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10), the Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. To amend the By-laws to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10):

--------------------------------------------------------------------------------
                                                           % OF          % OF
                                                        OUTSTANDING       VOTED
                                      SHARES VOTED         SHARES        SHARES
--------------------------------------------------------------------------------
For .............................    366,237,467.708       60.931%       94.572%
Against .........................      8,781,232.285        1.461%        2.268%
Abstain .........................     12,237,831.083        2.036%        3.160%
Broker Non-votes ................              0.000        0.000%        0.000%
--------------------------------------------------------------------------------
TOTAL ...........................    387,256,531.076       64.428%      100.000%


                                                              Annual Report | 69

Franklin Federal Tax-Free Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007 (CONTINUED)

Proposal 2. The election of Directors:

--------------------------------------------------------------------------------------------------------------------
                                                    % OF       % OF                             % OF        % OF
                                                OUTSTANDING    VOTED                         OUTSTANDING    VOTED
NAME                                FOR            SHARES      SHARES         WITHHELD          SHARES      SHARES
--------------------------------------------------------------------------------------------------------------------
Harris J. Ashton ..........   376,229,525.078      62.594%     97.153%     11,027,005.998       1.834%      2.847%
Robert F. Carlson .........   376,268,679.054      62.600%     97.163%     10,987,852.022       1.828%      2.837%
Sam L. Ginn ...............   376,287,981.401      62.603%     97.168%     10,968,549.675       1.825%      2.832%
Edith E. Holiday ..........   376,381,998.096      62.619%     97.192%     10,874,532.980       1.809%      2.808%
Frank W. T. LaHaye ........   376,041,067.203      62.562%     97.104%     11,215,463.873       1.866%      2.896%
Frank A. Olson ............   376,037,540.022      62.562%     97.103%     11,218,991.054       1.866%      2.897%
Larry D. Thompson .........   376,560,462.428      62.649%     97.238%     10,696,068.648       1.779%      2.762%
John B. Wilson ............   376,591,077.938      62.654%     97.246%     10,665,453.138       1.774%      2.754%
Charles B. Johnson ........   373,595,541.145      62.155%     96.472%     13,660,989.931       2.273%      3.528%
Gregory E. Johnson ........   376,373,773.377      62.618%     97.190%     10,882,757.699       1.810%      2.810%

Proposal 3. To approve an Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust:

--------------------------------------------------------------------------
                                                   % OF           % OF
                                               OUTSTANDING       VOTED
                               SHARES VOTED       SHARES         SHARES
--------------------------------------------------------------------------
For .......................  308,201,794.651      51.276%       74.514%
Against ...................   11,890,957.670       1.978%        2.875%
Abstain ...................   22,527,365.187       3.748%        5.446%
Broker Non-votes ..........   70,997,059.000      11.812%       17.165%
--------------------------------------------------------------------------
TOTAL .....................  413,617,176.508      68.814%      100.000%

Proposal 4. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------
                                                   % OF            % OF
                                               OUTSTANDING         VOTED
                               SHARES VOTED       SHARES          SHARES
--------------------------------------------------------------------------
For .......................  267,450,866.832      44.496%        69.063%
Against ...................   16,475,721.349       2.741%         4.254%
Abstain ...................   20,118,446.895       3.347%         5.196%
Broker Non-votes ..........   83,211,496.000      13.844%        21.487%
--------------------------------------------------------------------------
TOTAL .....................  387,256,531.076      64.428%       100.000%


70 | Annual Report

Franklin Federal Tax-Free Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007 (CONTINUED)

Proposal 4. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals): (CONTINUED)

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

------------------------------------------------------------------------------
                                                        % OF          % OF
                                                     OUTSTANDING     VOTED
                                     SHARES VOTED       SHARES       SHARES
------------------------------------------------------------------------------
For ..........................     269,224,356.240     44.791%       69.521%
Against ......................      14,497,577.488      2.412%        3.744%
Abstain ......................      20,323,101.348      3.381%        5.248%
Broker Non-votes .............      83,211,496.000     13.844%       21.487%
------------------------------------------------------------------------------
TOTAL ........................     387,256,531.076     64.428%      100.000%

(c) To amend the Fund's fundamental investment restriction regarding

------------------------------------------------------------------------------
                                                         % OF          % OF
                                                     OUTSTANDING      VOTED
                                     SHARES VOTED       SHARES        SHARES
------------------------------------------------------------------------------
For ..........................     267,562,173.402      44.515%       69.092%
Against ......................      16,277,622.307       2.708%        4.203%
Abstain ......................      20,205,239.367       3.361%        5.218%
Broker Non-votes .............      83,211,496.000      13.844%       21.487%
------------------------------------------------------------------------------
TOTAL ........................     387,256,531.076      64.428%      100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

------------------------------------------------------------------------------
                                                         % OF          % OF
                                                     OUTSTANDING      VOTED
                                     SHARES VOTED       SHARES        SHARES
------------------------------------------------------------------------------
For ..........................     269,239,954.451      44.794%       69.525%
Against ......................      15,570,199.815       2.590%        4.021%
Abstain ......................      19,234,880.810       3.200%        4.967%
Broker Non-votes .............      83,211,496.000      13.844%       21.487%
------------------------------------------------------------------------------
TOTAL ........................     387,256,531.076      64.428%      100.000%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

------------------------------------------------------------------------------
                                                         % OF          % OF
                                                     OUTSTANDING      VOTED
                                     SHARES VOTED       SHARES        SHARES
------------------------------------------------------------------------------
For ..........................     266,967,879.552      44.416%       68.939%
Against ......................      17,231,455.266       2.866%        4.450%
Abstain ......................      19,845,700.258       3.302%        5.124%
Broker Non-votes .............      83,211,496.000      13.844%       21.487%
------------------------------------------------------------------------------
TOTAL ........................     387,256,531.076      64.428%      100.000%


                                                              Annual Report | 71

Franklin Federal Tax-Free Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007 (CONTINUED)

Proposal 4. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals): (CONTINUED)

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                         % OF            % OF
                                                      OUTSTANDING        VOTED
                                     SHARES VOTED        SHARES         SHARES
--------------------------------------------------------------------------------
For ............................   269,187,292.002       44.785%        69.512%
Against ........................    14,855,431.429        2.471%         3.836%
Abstain ........................    20,002,311.645        3.328%         5.165%
Broker Non-votes ...............    83,211,496.000       13.844%        21.487%
--------------------------------------------------------------------------------
TOTAL ..........................   387,256,531.076       64.428%       100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                         % OF            % OF
                                                      OUTSTANDING        VOTED
                                     SHARES VOTED        SHARES         SHARES
--------------------------------------------------------------------------------
For ............................   269,997,639.810       44.920%        69.721%
Against ........................    14,397,298.606        2.395%         3.717%
Abstain ........................    19,650,096.660        3.269%         5.075%
Broker Non-votes ...............    83,211,496.000       13.844%        21.487%
--------------------------------------------------------------------------------
TOTAL ..........................   387,256,531.076       64.428%       100.000%

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                         % OF            % OF
                                                      OUTSTANDING        VOTED
                                     SHARES VOTED        SHARES         SHARES
--------------------------------------------------------------------------------
For ...........................    272,259,347.398       45.296%        70.305%
Against .......................     12,662,494.821        2.107%         3.269%
Abstain .......................     19,123,192.857        3.181%         4.939%
Broker Non-votes ..............     83,211,496.000       13.844%        21.487%
--------------------------------------------------------------------------------
TOTAL .........................    387,256,531.076       64.428%       100.000%

Proposal 5. To approve the elimination of certain of the Fund's fundamental investment restrictions:

--------------------------------------------------------------------------------
                                                         % OF            % OF
                                                      OUTSTANDING        VOTED
                                     SHARES VOTED        SHARES         SHARES
--------------------------------------------------------------------------------
For ...........................    264,790,153.970       44.053%        68.376%
Against .......................     18,459,950.808        3.072%         4.767%
Abstain .......................     20,794,930.298        3.459%         5.370%
Broker Non-votes ..............     83,211,496.000       13.844%        21.487%
--------------------------------------------------------------------------------
TOTAL .........................    387,256,531.076       64.428%       100.000%


72| Annual Report

Franklin Federal Tax-Free Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF    FUND COMPLEX OVERSEEN
AND ADDRESS                                 POSITION  TIME SERVED  BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)                     Director  Since 1982   142                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)                    Director  Since 1998   122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM L. GINN (1937)                          Director  Since        121                       Director, Chevron Corporation (global
One Franklin Parkway                                  April 2007                             energy company) and ICO Global
San Mateo, CA 94403-1906                                                                     Communications (Holdings) Limited
                                                                                             (satellite company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer,
AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)                     Director  Since 2005   142                       Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                     and refining of oil and gas),
                                                                                             H.J. Heinz Company (processed foods
                                                                                             and allied products), RTI International
                                                                                             Metals, Inc. (manufacture and
                                                                                             distribution of titanium), Canadian
                                                                                             National Railway (railroad) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 73

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF    FUND COMPLEX OVERSEEN
AND ADDRESS                                 POSITION  TIME SERVED  BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)                    Director  Since 1982   123                       Director, Center for Creative Land
One Franklin Parkway                                                                         Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)                       Director  Since        141                       Director, Hess Corporation (formerly,
One Franklin Parkway San                              April 2007                             Amerada Hess Corporation)
Mateo, CA 94403-1906                                                                         (exploration and refining of oil and
                                                                                             gas) and Sentient Jet (private jet
                                                                                             service); and FORMERLY, Director,
                                                                                             Becton Dickinson and Company (medical
                                                                                             technology), Cooper Industries, Inc.
                                                                                             (electrical products and tools and
                                                                                             hardware), Health Net, Inc. (formerly,
                                                                                             Foundation Health) (integrated managed
                                                                                             care), The Hertz Corporation (car
                                                                                             rental), Pacific Southwest Airlines,
                                                                                             The RCA Corporation, Unicom (formerly,
                                                                                             Commonwealth Edison), UAL Corporation
                                                                                             (airlines) and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)                    Director  Since        140                       None
One Franklin Parkway                                  April 2007
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)                       Director  Since 2006   121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------


74 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                                POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)                Director and      Director since     142                       None
One Franklin Parkway                       Chairman of       1982 and
San Mateo, CA 94403-1906                   the Board         Chairman of the
                                                             Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)                 Director         Since              90                        None
One Franklin Parkway                                         April 2007
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; President,
Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)                       Vice President   Since 1999         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)                Vice President   Since 1999         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                       Chief            Chief Compliance   Not Applicable            Not Applicable
One Franklin Parkway                        Compliance       Officer since
San Mateo, CA 94403-1906                    Officer and      2004 and Vice
                                            Vice President   President - AML
                                            - AML            Compliance since
                                            Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 75

------------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                                 POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)                      Treasurer        Since 2004         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)                     Senior Vice      Since 2002         Not Applicable            Not Applicable
500 East Broward Blvd.                      President and
Suite 2100                                  Chief
Fort Lauderdale, FL 33394-3091              Executive
                                            Officer -
                                            Finance and
                                            Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                        Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)                     Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)               President and    Since 2002         Not Applicable            Not Applicable
One Franklin Parkway                        Chief
San Mateo, CA 94403-1906                    Executive
                                            Officer
                                            - Investment
                                            Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


76 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                           LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                                POSITION           TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)                   Vice President     Since 2006           Not Applicable           Not Applicable
One Franklin Parkway                       and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                       Vice President     Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)                     Chief Financial    Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.                     Officer and
Suite 2100                                 Chief
Fort Lauderdale, FL 33394-3091             Accounting
                                           Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)                        Vice President     Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to April 30, 2007, S. Joseph Fortunato and Gordon S. Macklin ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 77

Franklin Federal Tax-Free Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange


78 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed investment performance of its Class A shares during 2006 as well as the previous ten years ended December 31, 2006, in comparison to a performance universe consisting of all retail and institutional general municipal debt funds as selected by Lipper. The Lipper report showed the income performance for the Fund during 2006 and in each of the previous ten years to be in the highest quintile of its Lipper performance universe and that its total return during 2006 was in the second-highest quintile, and during each of the previous three-, five- and ten-year periods on an annualized basis was in the highest or second-highest quintile of such universe. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those


                                                              Annual Report | 79

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate for the Fund to be less than four basis points above its Lipper expense group median, and its actual total expenses to be in the least expensive quintile of such expense group. The Board was satisfied with the investment management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continually refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


80 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on the next $9.75 billion of assets, with breakpoints continuing in stages thereafter until declining to a final breakpoint of 0.36% on assets in excess of $20 billion. The Fund had assets of approximately $7 billion at the end of 2006 and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 81

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                 Michigan 7
Arizona                 Minnesota 7
California 8            Missouri
Colorado                New Jersey
Connecticut             New York 8
Florida 8               North Carolina
Georgia                 Ohio 7
Kentucky                Oregon
Louisiana               Pennsylvania
Maryland                Tennessee
Massachusetts 7         Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
  Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07

                                                   Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON    One Franklin Parkway
   INVESTMENTS        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN FEDERAL TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

116 A2007 06/07


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $58,175 for the fiscal year ended April 30, 2007 and $68,694 for the fiscal year ended April 30, 2006.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended April 30, 2007 and $20,000 for the fiscal year ended April 30, 2006. The services for which these fees were paid included tax compliance.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended April 30, 2007 and $0 for the fiscal year ended April 30, 2006. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2007 and $4,022 for the fiscal year ended April 30, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2007 and $171,839 for the fiscal year ended April 30, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended April 30, 2007 and $175,861 for the fiscal year ended April 30, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 27, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 27, 2007